Listing Report:Supplement No. 109 dated Dec 07, 2010 to Prospectus dated Jul 26, 2010
File pursuant to Rule 424(b)(3)
Registration Statement No. 333-147019
Prosper Marketplace, Inc.
Borrower Payment Dependent Notes
This Listing Report supplements the prospectus dated Jul 26, 2010 and provides information about each loan request (referred to as a "listing") and series of Borrower Payment Dependent Notes (the "Notes") we are currently offering. Prospective investors should read this Listing Report supplement together with the prospectus dated Jul 26, 2010 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.
The following series of Notes are currently being offered:
Borrower Payment Dependent Notes Series 438196
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	9.80%

Starting lender yield:	26.75%	Starting borrower rate/APR:	27.75% / 31.31%	Starting monthly payment:	$309.21

Auction yield range:	10.51% - 26.75%	Estimated loss impact:	10.47%
Lender servicing fee:	1.00%	Estimated return:	16.28%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Oct-1997	Debt/Income ratio:	28%
Credit score:	740-759 (Dec-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	7 / 6	Length of status:	3y 1m
Amount delinquent:	$0	Total credit lines:	27	Occupation:	Clergy
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$9,742	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	5	Bankcard utilization:	58%
		Homeownership:	Yes
Screen name:	davemo44	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	25 ( 100% )	740-759 (Latest)
Principal borrowed:	$6,000.00	< 31 days late:	0 ( 0% )	700-719 (Sep-2008) 680-699 (May-2008)
Principal balance:	$2,347.84	31+ days late:	0 ( 0% )
Total payments billed:	25
Description
Family six on the Dave Ramsey plan
We are on the Dave Ramsey plan to do a debt snowball. We are eliminating debt, but we have to get rid of our van. It is a mini van and we just cannot all fit in the van. Will use the loan to pay off van. Current loan payment is $655/month with 44 months left on loan. This would lower my monthly payment from $655/month to $310/month. Also the loan length will go from 44 months to 36 months. With a family of six this extra income would be most helpful.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 451078
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.20%

Starting lender yield:	28.00%	Starting borrower rate/APR:	29.00% / 32.59%	Starting monthly payment:	$314.29

Auction yield range:	13.51% - 28.00%	Estimated loss impact:	15.48%
Lender servicing fee:	1.00%	Estimated return:	12.52%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Oct-1996	Debt/Income ratio:	38%
Credit score:	680-699 (Dec-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	13 / 10	Length of status:	6y 2m
Amount delinquent:	$0	Total credit lines:	29	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$11,847	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	90%
		Homeownership:	Yes
Screen name:	yankee1717	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	27 ( 100% )	680-699 (Latest)
Principal borrowed:	$6,000.00	< 31 days late:	0 ( 0% )	640-659 (Jul-2008)
Principal balance:	$1,703.19	31+ days late:	0 ( 0% )
Total payments billed:	27
Description
I need to pay off my credit cards!
Purpose of loan:
I recently turned 32 years old and after years of supporting myself in lower paying jobs by using my credit cards, I?need and want?it to end.? I now have a great job with?a strong career path?and I'm making good money.??My goal for myself is to be completely out of credit card debt by the time I turn 35 in?three years.? I will use this?loan to consolidate my credit cards. ?Please help me make this possible.? With my current credit card rates this would be nearly impossible to pay them all down.

My financial situation:
I am a good candidate for this loan because I pay my bills on time, I make good money and I plan on putting all of my sales bonuses over the next three year into the loan and paying it off early.? This is my second Prosper loan and I have never missed or been late with a payment.

Monthly net income: $ 3206

Monthly expenses: $ 2235
??Housing: $ 530
??Insurance: $ 105
??Car expenses: $ 325
??Food & entertainment: $?250
??Credit cards and other loans: $?1025

Please help me make this possible and get out of debt as soon as possible.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 484106
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.20%

Starting lender yield:	18.20%	Starting borrower rate/APR:	19.20% / 22.58%	Starting monthly payment:	$275.68

Auction yield range:	13.51% - 18.20%	Estimated loss impact:	15.00%
Lender servicing fee:	1.00%	Estimated return:	3.20%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Aug-1991	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	680-699 (Nov-2010)	Inquiries last 6m:	1	Employment status:	Self-employed
Now delinquent:	0	Current / open credit lines:	7 / 7	Length of status:	2y 1m
Amount delinquent:	$0	Total credit lines:	33	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$9,384	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	8	Bankcard utilization:	57%
		Homeownership:	No
Screen name:	top-bid-neutron	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Equipment and Inventory Purchases
Purpose of loan:
This loan will be used to purchase equipment for our growing Team Apparel business.? We have been in business for 2 years and are growing at a rate which exceeds?our current equipment's capabilities.? With this money we will be able to keep up with our growth and stock more inventory which will allow us to complete jobs faster and more efficiently.

My financial situation:
I am a good candidate for this loan because I have an established business which has grown from $340k first year revenue to almost $500k in revenue in our second year.? The repayment amount is less than our phone bill but the infusion of cash will allow us to greatly improve our business and profitability.

Monthly net income: $ $7000

Monthly expenses: $
??Housing: $ 2300
??Insurance: $ 100
??Car expenses: $ 500
??Utilities: $ 125
??Phone, cable, internet: $ 130
??Food, entertainment: $ 100
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 0
??Other expenses: $ 600

Thank you to all of you who consider helping us to grow our business.? We are one of those small businesses that will help our economy get back on it's feet!

As a note... The revolving credit balance info is incorrect.? I currently have $0 credit card debt.? I will have to check and see why that is being reported.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 485686
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	24.00%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$226.18

Auction yield range:	16.51% - 34.00%	Estimated loss impact:	26.01%
Lender servicing fee:	1.00%	Estimated return:	7.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Jul-1993	Debt/Income ratio:	31%
Credit score:	740-759 (Nov-2010)	Inquiries last 6m:	4	Employment status:	Employed
Now delinquent:	3	Current / open credit lines:	13 / 12	Length of status:	23y 1m
Amount delinquent:	$4,731	Total credit lines:	36	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$1,981	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	8	Bankcard utilization:	2%
		Homeownership:	Yes
Screen name:	contract-platoon5	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Funds for holidays and vacation
Purpose of loan: Funds for holiday and vacation
This loan will be used to?

My financial situation: Stable
I am a good candidate for this loan because?

Monthly net income: $ 3500

Monthly expenses: $
??Housing: $ 1300
??Insurance: $ 100
??Car expenses: $ 300
??Utilities: $ 50
??Phone, cable, internet: $ 50
??Food, entertainment: $
??Clothing, household expenses $20
??Credit cards and other loans: $ 100
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 486692
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	36.60%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$339.27

Auction yield range:	16.51% - 34.00%	Estimated loss impact:	38.61%
Lender servicing fee:	1.00%	Estimated return:	-4.61%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	1	First credit line:	Apr-2002	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	700-719 (Dec-2010)	Inquiries last 6m:	1	Employment status:	Self-employed
Now delinquent:	0	Current / open credit lines:	3 / 3	Length of status:	4y 6m
Amount delinquent:	$0	Total credit lines:	10	Occupation:	Tradesman - Electri...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$0	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	0%
		Homeownership:	Yes
Screen name:	worth-baron5	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Storefront expansion capital
Purpose of loan:
This loan will be used to furnish the perfect storefront location at the center of town with 30-40k daily traffic count.

My financial situation:
I am a good candidate for this loan because I have never missed a payment or defaulted on anything in my life. My business has been profitable and paying my only salary since it started 41/2 years ago. My wife had 7k in credit card debt when we got married and we paid it off in 14 months. I just checked my credit scores and they are actually 763, 752, & 746. The prosper score shows lower because "there hasn't been much activity recently" because we hardly have any debt!

Monthly net income: $3800

Monthly expenses: $2740
??Housing: $1435
??Insurance: $300
??Car expenses: $160
??Utilities: $200
??Phone, cable, internet: $45
??Food, entertainment: $400
??Clothing, household expenses $100
??Credit cards and other loans: $
??Other expenses: $100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 486866
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	36.60%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$158.33

Auction yield range:	16.51% - 34.00%	Estimated loss impact:	38.61%
Lender servicing fee:	1.00%	Estimated return:	-4.61%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	1	First credit line:	Jul-1999	Debt/Income ratio:	55%
Credit score:	660-679 (Dec-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	4 / 0	Length of status:	3y 11m
Amount delinquent:	$242	Total credit lines:	13	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$0	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	0%
		Homeownership:	No
Screen name:	STATICTREE30	Borrower's state:	Alabama	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay-off home medical equipt.
Purpose of loan:
This loan will be used to?Payoff at home equiptments purchased for autistic son?

My financial situation:
I am a good candidate for this loan because?I have the ability?to payoff loan under designated term and with existing debt, I plan on being completely debt free?with the next 3 years.? I live in?our family home that is paid for, own a car that has been paid for and my only financial responsibilities is to pay?off remainder of my debt that I accumilated due to paying for college?out-of-pocket.? I have an autistic son that has been receiving treatment and is progressing very well (THANK GOD) and I?npurchased an at-home equipt that will make less expensive than to have to travel 6 hours 3?times a week of of town for his ttreatments.?

Monthly net income: $
3200.00
Monthly expenses: $
??Housing: $ 0
??Insurance: $?0
??Car expenses: $0
??Utilities: $0
??Phone, cable, internet: $ 0
??Food, entertainment: $ 250
??Clothing, household expenses $ 250
??Credit cards and other loans: $600
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 486870
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	24.00%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$339.27

Auction yield range:	16.51% - 34.00%	Estimated loss impact:	26.01%
Lender servicing fee:	1.00%	Estimated return:	7.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Dec-1985	Debt/Income ratio:	16%
Credit score:	660-679 (Nov-2010)	Inquiries last 6m:	6	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	4 / 4	Length of status:	22y 0m
Amount delinquent:	$0	Total credit lines:	41	Occupation:	Postal Service
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$3,471	Stated income:	$100,000+
Delinquencies in last 7y:	27	Bankcard utilization:	99%
		Homeownership:	No
Screen name:	reliable-rate4	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying son's last year of college
Purpose of loan:
This loan will be used to?
Pay my son's last year of college at Emory.? Will enter the military after college
My financial situation:
I am a good candidate for this loan because?
I have steady income.? I am also in the Military Reserves.? Poor credit was due to a divorce and job relocation in 2006.?
Monthly net income: $ 5708

Monthly expenses: $
??Housing: $ 1400
??Insurance: $ 360
??Car expenses: $ 475
??Utilities: $ 175
??Phone, cable, internet: $ 185
??Food, entertainment: $ 800
??Clothing, household expenses $ 350
??Credit cards and other loans: $ 100
??Other expenses: $ 150
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 486876
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.20%

Starting lender yield:	14.00%	Starting borrower rate/APR:	15.00% / 18.29%	Starting monthly payment:	$259.99

Auction yield range:	13.51% - 14.00%	Estimated loss impact:	14.80%
Lender servicing fee:	1.00%	Estimated return:	-0.80%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Dec-2002	Debt/Income ratio:	14%
Credit score:	700-719 (Dec-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	7 / 6	Length of status:	9y 4m
Amount delinquent:	$0	Total credit lines:	9	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$196	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	1	Bankcard utilization:	0%
		Homeownership:	No
Screen name:	NYFreak16	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Income Property Closing
Purpose of loan:
This loan will be used to? Close on an income property and pay for minor repairs to home before being rented out.

My financial situation:
I am a good candidate for this loan because? I have all my finances under control, property will be producing net 750 a month after all expenses are paid and 10% percent saved for any future repairs needed.

Monthly net income: $ 2800????

Monthly expenses: $
??Housing: $? 725
??Insurance: $ 0
??Car expenses: $ 0
??Utilities: $?80
??Phone, cable, internet: $ 150
??Food, entertainment: $ 150
??Clothing, household expenses $ 125
??Credit cards and other loans: $?220
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 486882
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.20%

Starting lender yield:	14.00%	Starting borrower rate/APR:	15.00% / 20.61%	Starting monthly payment:	$34.67

Auction yield range:	13.51% - 14.00%	Estimated loss impact:	14.80%
Lender servicing fee:	1.00%	Estimated return:	-0.80%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Nov-1998	Debt/Income ratio:	15%
Credit score:	660-679 (Dec-2010)	Inquiries last 6m:	4	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	11 / 10	Length of status:	0y 10m
Amount delinquent:	$564	Total credit lines:	26	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$2,095	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	12%
		Homeownership:	No
Screen name:	cognizant-treasure8	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Great Start!
Purpose of loan:
This loan will be used to pay some upfront school fees and fee up cash to pay off a medical bill. This will rid me several "small" payments and grant more froodom to save in the long run.

My financial situation:
I am a good candidate for this loan because even though my "official" employment with Dow is only since Feb. 2010, I have maintained the? exact same position since March 2008 as a contractor. I own a home and do pay on time. The experian credit information showing here is incorrect. I do own a home and my credit score is 718. I will be happy to privide a limited print out of my credit report to my lender.
Your Credit Score Review your Credit Score and see how it ranks against the national average and factors that affect your Credit Score.
718
47.56%
LowLast Month?s Score
Factors Contributing to your Score:?1. You have paid your bills on time?2. You have a low balance-to-limit ratio?3. You have two or more major credit cards open?4. You have no public records ?5. You have a high balance-to-limit ratio?6. You have too many recent hard inquiries?7. You have no major credit cards currently open

Monthly net income: $ 2200

Monthly expenses: $
??Housing: $ 808
??Insurance: $ 33
??Car expenses: $ 265
??Utilities: $ 150
??Phone, cable, internet: $ 150
??Food, entertainment: $ 300
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 165
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 486906
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.95%

Starting lender yield:	8.00%	Starting borrower rate/APR:	9.00% / 11.09%	Starting monthly payment:	$222.60

Auction yield range:	5.51% - 8.00%	Estimated loss impact:	6.07%
Lender servicing fee:	1.00%	Estimated return:	1.93%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	May-1968	Debt/Income ratio:	10%
Credit score:	760-779 (Nov-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	7 / 5	Length of status:	9y 2m
Amount delinquent:	$0	Total credit lines:	27	Occupation:	Tradesman - Electri...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$10,140	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	82%
		Homeownership:	Yes
Screen name:	brightest-compassion-turtle	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation loan
Hello,

I have a very strong credit history and a strong and steady income. I am using this loan to consolidate some debt that I have at a higher interest rate. I have no delinquencies and all my payments have always been on time. My debt to income ratio is also very low.

If you have any questions please let me know.

Thank you.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 486918
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.80%

Starting lender yield:	19.50%	Starting borrower rate/APR:	20.50% / 23.90%	Starting monthly payment:	$280.64

Auction yield range:	10.51% - 19.50%	Estimated loss impact:	11.27%
Lender servicing fee:	1.00%	Estimated return:	8.23%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Dec-1993	Debt/Income ratio:	8%
Credit score:	760-779 (Dec-2010)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	16 / 16	Length of status:	1y 3m
Amount delinquent:	$0	Total credit lines:	52	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$43,253	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	82%
		Homeownership:	Yes
Screen name:	ore-party5	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Starting a franchise business
This loan will be used to fund a franchise business - start up costs. Funds needed as back-up only to protect against cost over-runs during build-out process. Should be easy money for the investors as this is a back-up funding source only. Thank you for your assistance.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 486942
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.70%

Starting lender yield:	8.00%	Starting borrower rate/APR:	9.00% / 12.18%	Starting monthly payment:	$477.00

Auction yield range:	7.51% - 8.00%	Estimated loss impact:	8.86%
Lender servicing fee:	1.00%	Estimated return:	-0.86%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Apr-1984	Debt/Income ratio:	36%
Credit score:	760-779 (Dec-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	15 / 14	Length of status:	11y 0m
Amount delinquent:	$0	Total credit lines:	26	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$29,381	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	46%
		Homeownership:	Yes
Screen name:	pleasant-contract5	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 486954
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	60 months	Estimated loss:	5.95%

Starting lender yield:	16.90%	Starting borrower rate/APR:	17.90% / 19.33%	Starting monthly payment:	$380.09

Auction yield range:	6.00% - 16.90%	Estimated loss impact:	6.24%
Lender servicing fee:	1.00%	Estimated return:	10.66%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	May-2000	Debt/Income ratio:	16%
Credit score:	740-759 (Nov-2010)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	11 / 9	Length of status:	5y 0m
Amount delinquent:	$0	Total credit lines:	20	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$13,076	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	44%
		Homeownership:	Yes
Screen name:	dinero-atizer423	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Consolidation
Purpose of loan:
This loan will be used to consolidate some credit card, medical, and educational debt.

My financial situation: Good
I am a good candidate for this loan because?I have zero defaults on my credit and I work in finance. I have the income and ability to repay this loan.

Monthly net income: $ 3400

Monthly expenses: $
??Housing: $1030
??Insurance: $112
??Car expenses: $0
??Utilities: $300
??Phone, cable, internet: $120
??Food, entertainment: $300
??Clothing, household expenses $100
??Credit cards and other loans: $300
??Other expenses: $200 medical
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 486966
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.20%

Starting lender yield:	31.20%	Starting borrower rate/APR:	32.20% / 35.86%	Starting monthly payment:	$305.66

Auction yield range:	13.51% - 31.20%	Estimated loss impact:	15.63%
Lender servicing fee:	1.00%	Estimated return:	15.57%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Mar-1993	Debt/Income ratio:	21%
Credit score:	680-699 (Dec-2010)	Inquiries last 6m:	5	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	10 / 10	Length of status:	9y 3m
Amount delinquent:	$0	Total credit lines:	28	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$17,910	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	54%
		Homeownership:	Yes
Screen name:	penny-bull5	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off emergent bills
Purpose of loan:
This loan will be used to close a few open accounts created to pay for emergent needs in the last 3 months.

My financial situation:
I am a good candidate for this loan because I do not miss payments and have always fulfilled my obligations to lenders.

Monthly net income: $ 6458.34

Monthly expenses (including Housing): $?2795.64
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 486990
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.30%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$316.65

Auction yield range:	16.51% - 34.00%	Estimated loss impact:	20.31%
Lender servicing fee:	1.00%	Estimated return:	13.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Jul-1985	Debt/Income ratio:	Not calculated
Credit score:	640-659 (Dec-2010)	Inquiries last 6m:	0	Employment status:	Not employed
Now delinquent:	2	Current / open credit lines:	3 / 2	Length of status:	2y 0m
Amount delinquent:	$11,064	Total credit lines:	32	Stated income:	Not employed
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$1,093
Delinquencies in last 7y:	25	Bankcard utilization:	7%
		Homeownership:	No
Screen name:	green-subtle-loot	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off 1 balance
Purpose of loan:
The purpose?is to pay off?1 balance that I owe; they have a judgment against me and I wouldl like to settle with them.? The other balance I had has been paid off. ?I am in the process of negotiating?with the?creditors/lawyers and the amount I am requesting may actually come down to say?around $7,000?or less.? (However, I am having a hard time?having the lawyers communicate with me.) ?The only thing I am asking are payments to start within 6 months (June 2011?)?and no prepayment penalties, if I am able to pay off the loan in its entirety.? Currently, I have no income but do see myself with an income starting around January 2011

My financial situation:
I am currently an MBA student finishing mid-December 2010.? With these balances paid off, my prospects of obtaining employment increases.? Employers, as most of you know, will do a background check and obviously it would be nice to have no bad debt of any kind.

Monthly net income: $
Currently $0.00
Monthly expenses: $
??Housing: $ 330
??Insurance: $ 0
??Car expenses: $ 0
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 486994
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	60 months	Estimated loss:	5.95%

Starting lender yield:	9.00%	Starting borrower rate/APR:	10.00% / 11.32%	Starting monthly payment:	$318.71

Auction yield range:	6.00% - 9.00%	Estimated loss impact:	6.09%
Lender servicing fee:	1.00%	Estimated return:	2.91%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Sep-1991	Debt/Income ratio:	146%
Credit score:	780-799 (Dec-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	6 / 6	Length of status:	6y 10m
Amount delinquent:	$0	Total credit lines:	13	Occupation:	Food Service
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$12,732	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Bankcard utilization:	38%
		Homeownership:	No
Screen name:	cactus359	Borrower's state:	Alabama	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidate my bills
Purpose of loan:
This loan will be used to?????

My financial situation:
I am a good candidate for this loan because?

Monthly net income:?????

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 486996
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	24.00%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$316.65

Auction yield range:	16.51% - 34.00%	Estimated loss impact:	26.01%
Lender servicing fee:	1.00%	Estimated return:	7.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Aug-2001	Debt/Income ratio:	6%
Credit score:	660-679 (Dec-2010)	Inquiries last 6m:	4	Employment status:	Other
Now delinquent:	0	Current / open credit lines:	1 / 0	Length of status:	1y 2m
Amount delinquent:	$0	Total credit lines:	2	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$0	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	0%
		Homeownership:	No
Screen name:	encouraging-bid6	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
putting in a new floor and windows
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 487000
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	60 months	Estimated loss:	5.95%

Starting lender yield:	16.90%	Starting borrower rate/APR:	17.90% / 19.33%	Starting monthly payment:	$304.07

Auction yield range:	6.00% - 16.90%	Estimated loss impact:	6.24%
Lender servicing fee:	1.00%	Estimated return:	10.66%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	May-1963	Debt/Income ratio:	Not calculated
Credit score:	780-799 (Dec-2010)	Inquiries last 6m:	0	Employment status:	Other
Now delinquent:	0	Current / open credit lines:	7 / 6	Length of status:	10y 11m
Amount delinquent:	$0	Total credit lines:	10	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$18,415	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	61%
		Homeownership:	No
Screen name:	wampum-marsupial8	Borrower's state:	RhodeIsland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
travel
Purpose of loan:
This loan will be used to?
travel
My financial situation:
I am a good candidate for this loan because?
i have great credit
Monthly net income: $
4800.00
Monthly expenses: $
??Housing: $ 110.00
??Insurance: $ 62.00
??Car expenses: $ 50
??Utilities: $ 150
??Phone, cable, internet: $ 100
??Food, entertainment: $ 100
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 75
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 487004
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.30%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$339.27

Auction yield range:	16.51% - 34.00%	Estimated loss impact:	20.31%
Lender servicing fee:	1.00%	Estimated return:	13.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Jul-1981	Debt/Income ratio:	47%
Credit score:	640-659 (Nov-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	17 / 17	Length of status:	30y 11m
Amount delinquent:	$0	Total credit lines:	45	Occupation:	Clerical
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$31,719	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	2	Bankcard utilization:	98%
		Homeownership:	Yes
Screen name:	aggresive-worth9	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Second Chance
Purpose of loan:
This loan will be used to pay down my credit card debt and catch up after a year of hardship.

My financial situation:
I am a good candidate for this loan because I have a steady income and have been with same employer for 30 years and my husband has been with same employer for 25 years.

Monthly net income: $ 3000

Monthly expenses: $
??Housing: $ 892
??Insurance: $ 100
??Car expenses: $
??Utilities: $ 150
??Phone, cable, internet: $ 100
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 487010
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.95%

Starting lender yield:	13.90%	Starting borrower rate/APR:	14.90% / 17.07%	Starting monthly payment:	$173.08

Auction yield range:	5.51% - 13.90%	Estimated loss impact:	6.18%
Lender servicing fee:	1.00%	Estimated return:	7.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Aug-2005	Debt/Income ratio:	10%
Credit score:	720-739 (Nov-2010)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	4 / 4	Length of status:	12y 7m
Amount delinquent:	$0	Total credit lines:	7	Occupation:	Nurse's Aide
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$3,550	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	16%
		Homeownership:	No
Screen name:	wonderful-loyalty	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Educational Expenses for Daughter
Purpose of loan:
This loan will be used to supply extra funding for my daughter while living on campus for her Spring semester. She deserves it and with my other expenses, I'm unable to provide her with the monies.?

My financial situation:
I am a good candidate for this loan because I refuse to take on a burden that I cannot withstand. With my credit score increasing, I would not put my credit history on the line by missing payments. I am very loyal and will repay more than the minimum per month.

Monthly net income: $ 2000-2200

Monthly expenses: $
??Housing: $ Co-Op Owner (Monthly maintenance: 750-800)
??Insurance: $ 0
??Car expenses: $ 0
??Utilities: $ 50
??Phone, cable, internet: $ 200
??Food, entertainment: $ 200
??Clothing, household expenses $ 150
??Credit cards and other loans: $ 500
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 487018
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.30%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 41.35%	Starting monthly payment:	$45.24

Auction yield range:	16.51% - 34.00%	Estimated loss impact:	20.31%
Lender servicing fee:	1.00%	Estimated return:	13.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Jun-1997	Debt/Income ratio:	Not calculated
Credit score:	660-679 (Dec-2010)	Inquiries last 6m:	4	Employment status:	Other
Now delinquent:	0	Current / open credit lines:	7 / 7	Length of status:	7y 7m
Amount delinquent:	$0	Total credit lines:	24	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$2,755	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	45%
		Homeownership:	No
Screen name:	first-dime-sushi	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
auto repairs
Purpose of loan:? This loan will be used to repair my car as squirrels got into the engine and ate wires off both the ignition and the air conditioner.
This loan will be used to?

My financial situation: A am a good candidate for this loan because I want to pay it back at the end of the month when I receive my checks.
I am a good candidate for this loan because?

Monthly net income: $ 2900.00

Monthly expenses: $
??Housing: $ 0 (my home is paid for and I own it out right)
??Insurance: $ 300
??Car expenses: $ 60.00
??Utilities: $?125.00
??Phone, cable, internet: $?80.00
??Food, entertainment: $ 450.00
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 250
??Other expenses: $ 300 medicines
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 487030
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.20%

Starting lender yield:	31.20%	Starting borrower rate/APR:	32.20% / 35.86%	Starting monthly payment:	$327.49

Auction yield range:	13.51% - 31.20%	Estimated loss impact:	15.63%
Lender servicing fee:	1.00%	Estimated return:	15.57%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Nov-1989	Debt/Income ratio:	Not calculated
Credit score:	640-659 (Dec-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	9 / 8	Length of status:	0y 2m
Amount delinquent:	$0	Total credit lines:	10	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$20,707	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Bankcard utilization:	49%
		Homeownership:	No
Screen name:	ALFLoan	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	9 ( 100% )	640-659 (Latest)
Principal borrowed:	$1,000.00	< 31 days late:	0 ( 0% )	680-699 (Feb-2010) 680-699 (Dec-2009) 740-759 (Nov-2007)
Principal balance:	$725.27	31+ days late:	0 ( 0% )
Total payments billed:	9
Description
2nd Prosper Loan - For Investments
Purpose of loan:
$1000 Will be put into?my savings account which?has been depleted do to a home business startup.
$800?for?new car?tires.
The remaining will be invested into stocks that i would like to buy.
I had to cash out my brokerage account to pay bills when i had a dead end job.

My stock gains will pay for this loan
My average?gain on stocks is 50%
I am an experienced trader, I understand market dynamics I was going to school for investment banking

My financial situation:
I have always paid my bills, and my first prosper loan has a perfect payment history.

Monthly net income: $ 1750

Monthly expenses: $?1750
??Insurance: $ 200
??Car expenses: $ 360?????
??Phone, cable, internet: $ 43?
??Food, entertainment: $?697
????Credit cards and other loans: $ 450
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 487036
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.80%

Starting lender yield:	14.00%	Starting borrower rate/APR:	15.00% / 20.61%	Starting monthly payment:	$34.67

Auction yield range:	10.51% - 14.00%	Estimated loss impact:	11.11%
Lender servicing fee:	1.00%	Estimated return:	2.89%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Aug-1999	Debt/Income ratio:	29%
Credit score:	740-759 (Dec-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	16 / 13	Length of status:	0y 2m
Amount delinquent:	$0	Total credit lines:	32	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$1,745	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	12%
		Homeownership:	No
Screen name:	reward-youngster	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Need money ASAP to cover orderdraff
Purpose of loan:
This loan will be used to? I just overdrew on my account and I need money ASAP

My financial situation:
I am a good candidate for this loan because? I have great credit

Monthly net income: $ 1700

Monthly expenses: $
??Housing: $ 200
??Insurance: $ 0
??Car expenses: $ 300
??Utilities: $ 100
??Phone, cable, internet: $ 60
??Food, entertainment: $ 100
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 300
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 487046
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.30%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$135.71

Auction yield range:	16.51% - 34.00%	Estimated loss impact:	20.31%
Lender servicing fee:	1.00%	Estimated return:	13.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Dec-1987	Debt/Income ratio:	16%
Credit score:	740-759 (Dec-2010)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	2 / 2	Length of status:	2y 9m
Amount delinquent:	$0	Total credit lines:	51	Occupation:	Construction
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$0	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	30	Bankcard utilization:	0%
		Homeownership:	No
Screen name:	basis-beeper8	Borrower's state:	Nevada	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
PAYIN OFF SMALL LOANS
Purpose of loan:
This loan will be used to?
PAY SOME SMALL LOANS OFF
My financial situation:
I am a good candidate for this loan because? I HAVE WORKED FOR THE SAME COMPANY FOR OVER 2 YEARS?I WORK FULLTIME AND?I PAY MY BILLS ON TIME???

Monthly net income: $ 2918
2
Monthly expenses: $
??Housing: $ 1550
??Insurance: $?120
??Utilities: $ 145
??Phone, cable, internet: $ 165
??Food, entertainment: $500 Clothing, household expenses $ 100
??Credit cards and other loans:?$ 325.?Other expenses:$437.16 WIFES CAR
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 487048
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.20%

Starting lender yield:	14.00%	Starting borrower rate/APR:	15.00% / 18.29%	Starting monthly payment:	$173.33

Auction yield range:	13.51% - 14.00%	Estimated loss impact:	14.80%
Lender servicing fee:	1.00%	Estimated return:	-0.80%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Dec-1992	Debt/Income ratio:	12%
Credit score:	680-699 (Dec-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	3	Current / open credit lines:	3 / 4	Length of status:	13y 4m
Amount delinquent:	$2,312	Total credit lines:	34	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$7	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	35	Bankcard utilization:	0%
		Homeownership:	Yes
Screen name:	bill-meridian	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
education
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 487052
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.20%

Starting lender yield:	31.20%	Starting borrower rate/APR:	32.20% / 35.86%	Starting monthly payment:	$87.33

Auction yield range:	13.51% - 31.20%	Estimated loss impact:	15.63%
Lender servicing fee:	1.00%	Estimated return:	15.57%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Aug-1989	Debt/Income ratio:	11%
Credit score:	660-679 (Dec-2010)	Inquiries last 6m:	3	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	4 / 5	Length of status:	16y 6m
Amount delinquent:	$8,252	Total credit lines:	9	Occupation:	Construction
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$908	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	11	Bankcard utilization:	5%
		Homeownership:	Yes
Screen name:	brightest-relentless-treasure	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying down some debt.
Purpose of loan:
This loan will be used to?pay down some debt and get?back on track for the new year?

My financial situation:
I am a good candidate for this loan because? My bussiness has picked up on bussiness lately

Monthly net income: $ 3,225

Monthly expenses: $ 3,000
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 487054
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	36.60%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$339.27

Auction yield range:	16.51% - 34.00%	Estimated loss impact:	38.61%
Lender servicing fee:	1.00%	Estimated return:	-4.61%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	1	First credit line:	Mar-1984	Debt/Income ratio:	24%
Credit score:	680-699 (Dec-2010)	Inquiries last 6m:	2	Employment status:	Other
Now delinquent:	1	Current / open credit lines:	12 / 11	Length of status:	0y 5m
Amount delinquent:	$1,716	Total credit lines:	49	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$5,234	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	11	Bankcard utilization:	108%
		Homeownership:	Yes
Screen name:	kindness-trapper	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off bills
Purpose of loan:
This loan will be used to pay off some existing bills

My financial situation:I am applying for this loan because we need to consolidate some final bills.We paid off numerous bills last year and need this final loan to finish to be debt free except for the usual expenses..I am listed as hr only because of my retirement gross.My net is the same as when I was a full-time emloyee,plus my wife still works and combined we have a gross of over 75,000.This is easily documented We would greatly appreciate your help with this final consolidation We are good people. Paying off thre loan would be no problem.?My wife also shares in the expenses.You will not be disappointed if you fund our loan.THANKS!?.net income:$6677 combined.
Monthly expenses: $
??Housing: $ 1300
??Insurance: $ 224
??Car expenses: $ 500
??Utilities:200
??Phone, cable, internet: $?180
??Food, entertainment: $?600
??Clothing, household expenses Credit cards and other loans: $?500
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 487058
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	24.00%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$339.27

Auction yield range:	16.51% - 34.00%	Estimated loss impact:	26.01%
Lender servicing fee:	1.00%	Estimated return:	7.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Feb-1996	Debt/Income ratio:	53%
Credit score:	660-679 (Nov-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	19 / 15	Length of status:	3y 2m
Amount delinquent:	$107	Total credit lines:	57	Occupation:	Medical Technician
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$95,689	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	95%
		Homeownership:	Yes
Screen name:	bigdees	Borrower's state:	Connecticut	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Balance Transfer
Purpose of loan:
Relisting at a higher interest rate.This loan will be used to? take out a home equity loan. and consolidate my entire credit card balance. The 7500 loan from prosper will be used to pay for closing cost and down payment. My primary home of residence has no mortgage.

My financial situation:
I am a good candidate for this loan because?I pay all my bills on time. I am current on all accounts. My credit history goes as far back 2/1996. The loan will be required required for at least 3 to 6 months until the closing for my home euity line of credit is approved. My credit score has dropped due to credit cards reducing my line of credit and increasing my debit and avaliable credit ratio.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 487064
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.80%

Starting lender yield:	10.51%	Starting borrower rate/APR:	11.51% / 14.73%	Starting monthly payment:	$247.36

Auction yield range:	10.51% - 10.51%	Estimated loss impact:	11.02%
Lender servicing fee:	1.00%	Estimated return:	-0.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Apr-1994	Debt/Income ratio:	11%
Credit score:	640-659 (Dec-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	4	Current / open credit lines:	10 / 9	Length of status:	0y 10m
Amount delinquent:	$3,893	Total credit lines:	41	Occupation:	Nurse (RN)
Public records last 12m / 10y:	1/ 1	Revolving credit balance:	$6,543	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	1	Bankcard utilization:	71%
		Homeownership:	Yes
Screen name:	courteous-bazaar4	Borrower's state:	Louisiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Remodel Kitchen
Purpose of loan:
This loan will be used to?
Remodel kitchen
My financial situation:
I am a good candidate for this loan because?
I have a stable job and income.
Monthly net income: $ 5050.00

Monthly expenses: $
??Housing: $ 1269.00
??Insurance: $ 209.00
??Car expenses: $
??Utilities: $ 300.00
??Phone, cable, internet: $ 180.00
??Food, entertainment: $ 200.00
??Clothing, household expenses $ 200.00
??Credit cards and other loans: $ 400.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 487066
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.80%

Starting lender yield:	19.50%	Starting borrower rate/APR:	20.50% / 23.90%	Starting monthly payment:	$187.09

Auction yield range:	10.51% - 19.50%	Estimated loss impact:	11.27%
Lender servicing fee:	1.00%	Estimated return:	8.23%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Apr-1999	Debt/Income ratio:	21%
Credit score:	640-659 (Dec-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	2	Current / open credit lines:	6 / 6	Length of status:	0y 10m
Amount delinquent:	$614	Total credit lines:	13	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$7,486	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	76%
		Homeownership:	No
Screen name:	moola-maverick1	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Engagement Ring
Purpose of loan:
This loan will be used to? by my girlfriend of 5 years an engagement ring.

My financial situation:
I am a good candidate for this loan because? I always pay my bills on time.

Monthly net income: $ $5000.00

Monthly expenses: $
??Housing: $ 612.50
??Insurance: $ 96.00
??Car expenses: $ 380.00
??Utilities: $ 95.00
??Phone, cable, internet: $ 89.00
??Food, entertainment: $ 250.00
??Clothing, household expenses $
??Credit cards and other loans: $ 250.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 487070
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.80%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 23.39%	Starting monthly payment:	$241.56

Auction yield range:	10.51% - 19.00%	Estimated loss impact:	11.25%
Lender servicing fee:	1.00%	Estimated return:	7.75%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Aug-1999	Debt/Income ratio:	27%
Credit score:	720-739 (Nov-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	5 / 5	Length of status:	5y 7m
Amount delinquent:	$0	Total credit lines:	64	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$3,187	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	3	Bankcard utilization:	53%
		Homeownership:	Yes
Screen name:	top-favorite-wampum	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Start Up Family Therapy Practice
Purpose of loan:
This loan will be used to help fund a new family therapy practice. Its main purpose will be for working capital while my practice begins to grow.

My financial situation:
I am a good candidate for this loan because building my future for my family is important to me. I am currently a Licensed Professional Counselor with a master's degree in counseling. I am also a Ph.D. Candidate for a degree in Family Therapy. For those unfamiliar with the Ph.D. process, entering into Candidacy means that all coursework and testing is completed. All that remains is a research project/paper called a dissertation. Once this is completed, I will be a have a Doctor of Philosophy in Family Therapy. I have above and beyond the skills and training necessary for creating a successful therapy practice, which will help my practice be successful clinically, as well as financially. In my academic training, I had coursework in managing a therapy practice from the business end and I have also had experience as a small business manager. I have the ability to repay this loan, as I have a stable history of employment and my opportunities to increase my earnings with therapeutic and college teaching positions continue to increase as I progress academically.

This loan is revised as I have received $1000 from a friend after they reviewed my original listing. Unfortunately, residents of my state are unable to fund loans with this service.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 487072
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.30%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$339.27

Auction yield range:	16.51% - 34.00%	Estimated loss impact:	20.31%
Lender servicing fee:	1.00%	Estimated return:	13.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Oct-2001	Debt/Income ratio:	30%
Credit score:	640-659 (Nov-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	11 / 7	Length of status:	0y 4m
Amount delinquent:	$0	Total credit lines:	19	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$31,512	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	96%
		Homeownership:	No
Screen name:	radiant-revenue1	Borrower's state:	Connecticut	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Working Capital for my business
Purpose of this loan:
I will use this loan as a working capital for my business

My financial situation:
I am a good candidate for this loan because i have been able to repay my?debt?consistently over the years.?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 487100
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.80%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 23.39%	Starting monthly payment:	$278.73

Auction yield range:	10.51% - 19.00%	Estimated loss impact:	11.25%
Lender servicing fee:	1.00%	Estimated return:	7.75%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Jun-1998	Debt/Income ratio:	17%
Credit score:	640-659 (Dec-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	16 / 9	Length of status:	5y 7m
Amount delinquent:	$0	Total credit lines:	37	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$12,852	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	27	Bankcard utilization:	85%
		Homeownership:	No
Screen name:	graceful-credit587	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
bill consolidation
Purpose of loan:
This loan will be used to consolidate debt to help me save money to get ready for a big move next year. I am looking for assistance because my credit score isn't high enough to qualify for a bank loan.

My financial situation:
I am a good candidate for this loan because I am always commited to paying the loan back. All loans that I have taken out are paid off or in good standing.

Monthly net income: $ 4500

Monthly expenses: $ 3778+
??Housing: $ 450
??Insurance: $ 197
??Car expenses: $ 475 and $135
??Utilities: $ 116
??Cell phone, Phone, cable, internet: $?420
??Food, entertainment: $?500
??Clothing, household expenses $
??Credit cards and other loans: $ 600 without?the loan
??Other expenses: $ gas $ 150 - 200, storage, $135
? Student loans: $400, $120
??gym membership- $30
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 487102
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.80%

Starting lender yield:	28.50%	Starting borrower rate/APR:	29.50% / 33.10%	Starting monthly payment:	$210.89

Auction yield range:	10.51% - 28.50%	Estimated loss impact:	11.52%
Lender servicing fee:	1.00%	Estimated return:	16.98%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Jul-1994	Debt/Income ratio:	4%
Credit score:	720-739 (Dec-2010)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	6 / 4	Length of status:	4y 6m
Amount delinquent:	$0	Total credit lines:	16	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$1,122	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	0%
		Homeownership:	No
Screen name:	first-durability-lightning	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
BUYING A NEW HOME
Purpose of loan:
This loan will be used to?? HELP WITH THE COSTS OF BUYING A NEW HOME.

My financial situation:
I am a good candidate for this loan because? I ALWAYS HAVE AND WILL PAY MY BILLS ON TIME. MY GREAT CREDIT DEMONSTRATES THIS.

Monthly net income: $ 4,920.00

Monthly expenses: $ 2,281.00

BREAKDOWN IS BELOW
??Housing: $ 995
??Insurance: $ 107
??Car expenses: $ 0
??Utilities: $ 89
??Phone, cable, internet: $ 40
??Food, entertainment: $ 350
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 600
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 487106
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.30%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$90.47

Auction yield range:	16.51% - 34.00%	Estimated loss impact:	20.31%
Lender servicing fee:	1.00%	Estimated return:	13.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Mar-2007	Debt/Income ratio:	17%
Credit score:	680-699 (Dec-2010)	Inquiries last 6m:	4	Employment status:	Other
Now delinquent:	0	Current / open credit lines:	3 / 3	Length of status:	3y 6m
Amount delinquent:	$0	Total credit lines:	3	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$990	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Bankcard utilization:	24%
		Homeownership:	No
Screen name:	lucrative-note8	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Loan To Pay Off All My Credit Cards
Purpose of loan:
Hello,

This loan will be used to pay off all my credit cards. My hope is that I am granted this prosper loan to pay off all my credit cards at once, so all I have to worry about is my monthly prosper payment which I can easily afford because I have a minimal amount of bills. I am a man of my word, and promise that this loan would be used for paying my credit cards off only, and nothing else. I think their is nothing more betraying in this world than when you loan a friend some money to help them out, and you find out they used it for some luxury expense. So rest assured that your money will be used to get me out of credit card debt and would help me out tremendously.

My financial situation:
I am a great candidate for this loan because I have never been late on any of my credit card payments, can afford my prosper monthly payment easily, and promise to use the loan responsibly.

Monthly net income: $ 744.50

Monthly expenses: $ 310
??Housing: $
??Insurance: $
??Car expenses: $ 240.00
??Utilities: $
??Phone, cable, internet: $ 70.00
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $

As you can see, from my monthly income, and monthly expenses I have very minimal bills so I hope this instills confidence in you that you will always get your prosper payment on time every time. This loan would help me out tremendously, and I would be forever grateful. If you have any questions at all, please don't hesitate to ask.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 487112
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	36.60%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$135.71

Auction yield range:	16.51% - 34.00%	Estimated loss impact:	38.61%
Lender servicing fee:	1.00%	Estimated return:	-4.61%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	1	First credit line:	Dec-1999	Debt/Income ratio:	32%
Credit score:	600-619 (Dec-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	4	Current / open credit lines:	6 / 5	Length of status:	1y 4m
Amount delinquent:	$1,613	Total credit lines:	20	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$0	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	28	Bankcard utilization:	0%
		Homeownership:	No
Screen name:	prozor999	Borrower's state:	Utah	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	61 ( 91% )	600-619 (Latest)
Principal borrowed:	$3,800.00	< 31 days late:	6 ( 9% )	580-599 (Feb-2008) 580-599 (Jul-2007) 560-579 (Jun-2007)
Principal balance:	$402.12	31+ days late:	0 ( 0% )
Total payments billed:	67
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to?paying off credit cards?

My financial situation:
I am a good candidate for this loan because?I paid off one?Prosper loan,next four month I will paid off secund?loan.Thank you Prosper!?

Monthly net income: $ 2640

Monthly expenses: $
??Housing: $ 350
??Insurance: $ 100
??Car expenses: $ 200
??Utilities: $ 150
??Phone, cable, internet: $ 150
??Food, entertainment: $ 400
??Clothing, household expenses $ 100
??Credit cards and other loans: $?550
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 487118
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	60 months	Estimated loss:	1.30%

Starting lender yield:	9.65%	Starting borrower rate/APR:	10.65% / 10.87%	Starting monthly payment:	$539.21

Auction yield range:	3.00% - 9.65%	Estimated loss impact:	1.31%
Lender servicing fee:	1.00%	Estimated return:	8.34%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	10	First credit line:	Jan-2004	Debt/Income ratio:	16%
Credit score:	800-819 (Dec-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	18 / 18	Length of status:	4y 3m
Amount delinquent:	$0	Total credit lines:	26	Occupation:	Doctor
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$19,828	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	40%
		Homeownership:	Yes
Screen name:	isha206	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	35 ( 100% )	800-819 (Latest)
Principal borrowed:	$20,000.00	< 31 days late:	0 ( 0% )	740-759 (Aug-2009) 740-759 (Mar-2007)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	35
Description
Consolidating CC debt and Auto Loan
This is my second loan with prosper. With my last loan I had paid off most of my student loans and some credit card debt.I am a home owner,?and working as a full time Physician in Major Teaching Hospital for?four years.?

We have never missed or been late with mortgage or any other payments .Four of my credit cards with remaining balance have high interest rates (Discover: $6500 at 14%, BOA: $4000 at 18%, Citi: $4500 at 29.99%, AMEX: $4000 at 17%) and?auto loan $6,000 at?9.6%?. As you can see that my credit scores are better now and?I would like to consoidate those payments with this prosper loan with?low intrest?rates.??

Monthly Joint Income: $10500 (after taxes)
Mortgage, Taxes, Insurance: $3000
Car Payments, Insurance: $700
Utilities: $800 (phone, electric and others)
Child Care: $1200
Household expenses: $2000
Credit Card payments: $1300
Personal Savings: $500
Child Savings: $800-$1000
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 484233
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.20%

Starting lender yield:	31.20%	Starting borrower rate/APR:	32.20% / 35.86%	Starting monthly payment:	$327.49

Auction yield range:	13.51% - 31.20%	Estimated loss impact:	15.63%
Lender servicing fee:	1.00%	Estimated return:	15.57%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Nov-2007	Debt/Income ratio:	18%
Credit score:	680-699 (Nov-2010)	Inquiries last 6m:	6	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	5 / 5	Length of status:	1y 0m
Amount delinquent:	$0	Total credit lines:	6	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$1,584	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	11%
		Homeownership:	No
Screen name:	rupee-stream8	Borrower's state:	Nevada	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
other expenses
Purpose of loan:
This loan will be used to?other expenses?

My financial situation:
I am a good candidate for this loan because?
I have a full time job and not too much monthly expenses
Monthly net income: $ 2500.00

Monthly expenses: $ 700.00
??Housing: $ 384.00
??Insurance: $ 65.00
??Car expenses: $ 0
??Utilities: $
??Phone, cable, internet: $ 60.00?
??Food, entertainment: $ 100.00
??Clothing, household expenses $
??Credit cards and other loans: $ 70.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 484983
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.95%

Starting lender yield:	8.00%	Starting borrower rate/APR:	9.00% / 11.09%	Starting monthly payment:	$238.50

Auction yield range:	5.51% - 8.00%	Estimated loss impact:	6.07%
Lender servicing fee:	1.00%	Estimated return:	1.93%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Jul-2006	Debt/Income ratio:	15%
Credit score:	760-779 (Nov-2010)	Inquiries last 6m:	1	Employment status:	Other
Now delinquent:	0	Current / open credit lines:	3 / 3	Length of status:	5y 11m
Amount delinquent:	$0	Total credit lines:	23	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$215	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Bankcard utilization:	5%
		Homeownership:	Yes
Screen name:	philly2285	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
finance for foreclosed property
Purpose of loan:
This loan will be used to? partially finance the purchase of a foreclosure that I will prepare to be rent ready.

My financial situation:
I am a good candidate for this loan because? I have experience with this kind of investment and know the market. For two years?I have owned a duplex in the same town that I plan to purchase the next property. It has been rented to the same tenants continually. My credit score and report reflect the fact that I have never defaulted or had a late payment with any debt, and I feel confident about this investment because of?my knowledge of a currently?thriving rental market and my previous experience with the duplex I presently own. If there are any questions or concerns please do not hesitate to ask. I will provide all of the details of the investment if need be.
Monthly net income: $ 1682

Monthly expenses: $ 427.60
??Housing: $ 212.35
??Insurance: $ 70.25
??Car expenses: $ 0
??Utilities: $ 50
??Phone, cable, internet: $ 45
??Food, entertainment: $ 30
??Clothing, household expenses $ 20
??Credit cards and other loans: $ 145
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 485193
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.80%

Starting lender yield:	17.00%	Starting borrower rate/APR:	18.00% / 21.35%	Starting monthly payment:	$271.14

Auction yield range:	10.51% - 17.00%	Estimated loss impact:	11.20%
Lender servicing fee:	1.00%	Estimated return:	5.80%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Dec-2006	Debt/Income ratio:	24%
Credit score:	700-719 (Nov-2010)	Inquiries last 6m:	3	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	9 / 8	Length of status:	1y 3m
Amount delinquent:	$0	Total credit lines:	10	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$5,864	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	50%
		Homeownership:	No
Screen name:	economy-stream8	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
guaranteed return investment
Purpose of loan:
This loan will be used to?invest in cars that are pre-sold to dealers in Canada. I get a 12 percent earning from every dollar I finance.

My financial situation:I have more than enough money to make monthly payments. Never struggle financially.
I am a good candidate for this loan because?I am on time and always pay what I owe and have a disciplined financial lifestyle.

Monthly net income: $2200

Monthly expenses: $
??Housing: $398
??Insurance: $220
??Car expenses: $0
??Utilities: $50
??Phone, cable, internet: $100
??Food, entertainment: $150
??Clothing, household expenses $50
??Credit cards and other loans: $220
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 485829
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,000.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.95%

Starting lender yield:	13.00%	Starting borrower rate/APR:	14.00% / 16.16%	Starting monthly payment:	$307.60

Auction yield range:	5.51% - 13.00%	Estimated loss impact:	6.17%
Lender servicing fee:	1.00%	Estimated return:	6.83%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Apr-2001	Debt/Income ratio:	19%
Credit score:	700-719 (Nov-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	17 / 13	Length of status:	5y 2m
Amount delinquent:	$699	Total credit lines:	29	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$45,179	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	1	Bankcard utilization:	67%
		Homeownership:	Yes
Screen name:	engrossing-capital5	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Done in 36 months
Purpose of loan:
This loan will be used to? Consolidate Creditcards

My financial situation:
I am a good candidate for this loan because? Good strong work history,good pay.

Monthly income: $
3700
Monthly expenses: $
??Housing: $ 900
??Insurance: $ 50
??Car expenses: $ 0
??Utilities: $ 250
??Phone, cable, internet: $ 60
??Food, entertainment: $ 200
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 486369
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.30%

Starting lender yield:	16.51%	Starting borrower rate/APR:	17.51% / 20.85%	Starting monthly payment:	$269.30

Auction yield range:	16.51% - 16.51%	Estimated loss impact:	19.21%
Lender servicing fee:	1.00%	Estimated return:	-2.70%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Jan-2005	Debt/Income ratio:	26%
Credit score:	660-679 (Dec-2010)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	11 / 11	Length of status:	6y 9m
Amount delinquent:	$2,095	Total credit lines:	15	Occupation:	Military Enlisted
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$15,849	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	68%
		Homeownership:	Yes
Screen name:	bonus-galaxy4	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off credit cards
Purpose of loan:
This loan will be used to pay off credit cards?

My financial situation:
I am a good candidate for this loan because i have great income i just need a little help?

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 486503
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.55%

Starting lender yield:	2.51%	Starting borrower rate/APR:	3.51% / 3.84%	Starting monthly payment:	$29.31

Auction yield range:	2.51% - 2.51%	Estimated loss impact:	1.54%
Lender servicing fee:	1.00%	Estimated return:	0.97%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	10	First credit line:	Dec-1975	Debt/Income ratio:	4%
Credit score:	840-859 (Dec-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	4 / 3	Length of status:	6y 8m
Amount delinquent:	$0	Total credit lines:	13	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$4,568	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	12%
		Homeownership:	Yes
Screen name:	GA_Banker	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
I don't need the money
Purpose of loan:
I don't need the money.? I have invested with Prosper in the past and I am just curious about the borrowing side.

My financial situation:
I am a Commercial Banker and have worked with the same bank for over 6 years.? The closest category of job listed was Accountant so I chose that.? My credit has to be great because of the industry that I'm in.?

I pay all my bills and have very little debt.? This loan will be paid like clockwork and it pays better than any CD today.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 486681
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	36.60%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$294.03

Auction yield range:	16.51% - 34.00%	Estimated loss impact:	38.61%
Lender servicing fee:	1.00%	Estimated return:	-4.61%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	1	First credit line:	Aug-1998	Debt/Income ratio:	Not calculated
Credit score:	700-719 (Dec-2010)	Inquiries last 6m:	4	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	4 / 4	Length of status:	5y 4m
Amount delinquent:	$0	Total credit lines:	44	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$2,525	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	40%
		Homeownership:	Yes
Screen name:	first-class-note6	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Down Payment for a Home
Purpose of loan:
This loan will be used for the down payment of a new home. My husband and I are currently expecting out first child in March. We currently live in a townhome that's not big enough to hold us and we are despirateley need funds for the down payment.

My financial situation:
I am a good candidate for this loan because I have the income to pay-off the loan and have not had any adverse problems on my credit.

Monthly net income: $ 5,010

Monthly expenses: $
??Housing: $ 1,001
??Insurance: $ 101.32
??Car expenses: $ 80
??Utilities: $ 400
??Phone, cable, internet: $ 75
??Food, entertainment: $ 50
??Clothing, household expenses $ 75
??Credit cards and other loans: $ 100
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 486819
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.80%

Starting lender yield:	28.50%	Starting borrower rate/APR:	29.50% / 33.10%	Starting monthly payment:	$147.62

Auction yield range:	10.51% - 28.50%	Estimated loss impact:	11.52%
Lender servicing fee:	1.00%	Estimated return:	16.98%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Apr-1999	Debt/Income ratio:	18%
Credit score:	740-759 (Dec-2010)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	6 / 6	Length of status:	10y 0m
Amount delinquent:	$0	Total credit lines:	20	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$0	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	12	Bankcard utilization:	0%
		Homeownership:	Yes
Screen name:	loan-tamale	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
buying hay for my horses
Purpose of loan:
This loan will be used to buy hay for my horses

My financial situation:
I am a good candidate for this loan because I have been working for the same company for 10 years?

Monthly net income: $

Monthly expenses: $
??Housing: $ 1266
??Insurance: $ 72
??Car expenses: $ 377
??Utilities: $ 150
??Phone, cable, internet: $ 155
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $ 440
??Other expenses: $ 68
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 486845
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.30%

Starting lender yield:	16.51%	Starting borrower rate/APR:	17.51% / 20.85%	Starting monthly payment:	$161.58

Auction yield range:	16.51% - 16.51%	Estimated loss impact:	19.21%
Lender servicing fee:	1.00%	Estimated return:	-2.70%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Nov-1995	Debt/Income ratio:	14%
Credit score:	640-659 (Dec-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	2	Current / open credit lines:	7 / 7	Length of status:	8y 8m
Amount delinquent:	$1,166	Total credit lines:	56	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$2,050	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	21	Bankcard utilization:	98%
		Homeownership:	Yes
Screen name:	rchase14	Borrower's state:	Florida	Borrower's group:	BORROWERS - LARGEST GROUP
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 3	On-time:	52 ( 100% )	640-659 (Latest)
Principal borrowed:	$5,400.00	< 31 days late:	0 ( 0% )	620-639 (Nov-2009) 640-659 (Dec-2007) 640-659 (Nov-2007) 640-659 (Mar-2007)
Principal balance:	$909.70	31+ days late:	0 ( 0% )
Total payments billed:	52
Description
Refinance Auto loan
Purpose of loan:
This loan will be used to pay off car loan that is not in my name. I have been paying $252 for the past 6 months but since the car is not in my name, it does not go on my credit history. I would like to now refinance this car loan through Prosper even at a higher interest rate (M&T Bank rate was 6.5%) so that I can pay it off and start having the credit history for the remainder of the car loan. The amount left on the loan is $4,500.This car was given to us from a family member and we agreed to take over payments to help them out because they could no longer make the payments and we needed a vehicle anyway! My financial situation:
I am a good candidate for this loan because this will be my 4th prosper loan. I have never been late on my payments. This loan will help lower the monthly payment of the current car payment.Monthly net income: $2,800Monthly expenses: $ 2,270
? Housing: $ 678.00 (mortgage payment was recently lowered due to less property taxes)
? car Insurance: $ 155.00
? Car expenses: $250 for gas???
? Car payment mentioned above: $252
? Utilities: $ 170 (electric & water)
? Phone, cable, internet: $ 130
? Food, entertainment: $ 300 (mostly groceries)
? Clothing, household expenses $50
? Credit cards and other loans: $ 285 (still two emergency credit cards and one prosper loan)
? Other expenses: $ naLeft over: $530 Refinancing this loan will lower the car payment so I will still have plenty of month left to continue paying everything as well as this new Prosper loan.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 486885
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.80%

Starting lender yield:	28.50%	Starting borrower rate/APR:	29.50% / 33.10%	Starting monthly payment:	$316.34

Auction yield range:	10.51% - 28.50%	Estimated loss impact:	11.52%
Lender servicing fee:	1.00%	Estimated return:	16.98%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Nov-2005	Debt/Income ratio:	9%
Credit score:	720-739 (Dec-2010)	Inquiries last 6m:	4	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	8 / 6	Length of status:	1y 6m
Amount delinquent:	$0	Total credit lines:	20	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$46,725	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	96%
		Homeownership:	Yes
Screen name:	top-loot-enthusiast	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to pay off my credit card balance.

My financial situation:
I am a good candidate for this loan because I am a very responsible individual.? I am employed, and I have good income.

Monthly net income: $ 14500

Monthly expenses: $ 8400
??Housing: $ 2800
??Insurance: $ 230
??Car expenses: $ 400
??Utilities: $ 400
??Phone, cable, internet: $ 180
??Food, entertainment: $ 750
??Clothing, household expenses $ 250
??Credit cards and other loans: $ 1090
??Other expenses: $ 2300
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 486891
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,400.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.95%

Starting lender yield:	13.90%	Starting borrower rate/APR:	14.90% / 17.07%	Starting monthly payment:	$256.16

Auction yield range:	5.51% - 13.90%	Estimated loss impact:	6.18%
Lender servicing fee:	1.00%	Estimated return:	7.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Nov-1996	Debt/Income ratio:	31%
Credit score:	760-779 (Dec-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	12 / 11	Length of status:	10y 4m
Amount delinquent:	$0	Total credit lines:	28	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$15,494	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	41%
		Homeownership:	Yes
Screen name:	youthful-euro	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards
Purpose of loan:
This loan will be used to pay off all credit card debt.

My financial situation:
I am a good candidate for this loan because I am a responsible adult working full time as a tenured educator. In addition to my full time job, I teach several group exercise classes at the local health club.

Monthly net income: $
$4355.17 income from full time position
Monthly expenses:
??Housing: $834
??Insurance: $100
??Car expenses: $450
??Utilities: $300
??Phone, cable, internet: $paid by spouse
??Food, entertainment: $paid by spouse
??Clothing, household expenses $200
??Credit cards and other loans: credit cards to be paid off by this loan. Two school loans with a total of $458
??Other expenses: $175
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 486897
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.20%

Starting lender yield:	31.20%	Starting borrower rate/APR:	32.20% / 35.86%	Starting monthly payment:	$327.49

Auction yield range:	13.51% - 31.20%	Estimated loss impact:	15.63%
Lender servicing fee:	1.00%	Estimated return:	15.57%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Jun-1991	Debt/Income ratio:	34%
Credit score:	680-699 (Dec-2010)	Inquiries last 6m:	5	Employment status:	Other
Now delinquent:	0	Current / open credit lines:	24 / 17	Length of status:	6y 6m
Amount delinquent:	$0	Total credit lines:	54	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$11,583	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	12%
		Homeownership:	No
Screen name:	capital-cluster7	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
flushing out the credit card debt
Purpose of loan:
This loan will be used to renovate a portion of my home into a home office for my husband.

My financial situation:
I am a good candidate for this loan because I am a financially secure retiree with several income streams including social security and investment interest & dividend income. My husband and I own our home (100%).

Monthly net income: $ 2,500

Monthly expenses: $ 800

Debt balance comprises two credit card interest-free balance transfers, zero percent interest until August 2012 (at which time the balance will be repaid in full).
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 486903
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.30%

Starting lender yield:	29.50%	Starting borrower rate/APR:	30.50% / 34.12%	Starting monthly payment:	$213.63

Auction yield range:	16.51% - 29.50%	Estimated loss impact:	20.03%
Lender servicing fee:	1.00%	Estimated return:	9.47%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Sep-1993	Debt/Income ratio:	17%
Credit score:	620-639 (Nov-2010)	Inquiries last 6m:	4	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	13 / 11	Length of status:	1y 8m
Amount delinquent:	$0	Total credit lines:	30	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$14,418	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	89%
		Homeownership:	No
Screen name:	BrianRNinNYC	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	26 ( 100% )	620-639 (Latest)
Principal borrowed:	$1,300.00	< 31 days late:	0 ( 0% )	580-599 (May-2008)
Principal balance:	$0.01	31+ days late:	0 ( 0% )
Total payments billed:	26
Description
Paying off my credit cards.
After successfully paying off my first loan with Prosper I am applying for a second loan. In the last couple of years I have made great strides in improving my credit rating and score. I want to continue that trend by paying off the rest of my credit cards. My goal in the next two years is to buy a home, and I must have my credit in top shape before starting that process.

I think I am a great candidate for this loan because I have already proven my reliability with my first loan, and like my first loan, I plan to pay this one with automatic payments. I also plan to pay this loan off early.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 486933
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.30%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$135.71

Auction yield range:	16.51% - 34.00%	Estimated loss impact:	20.31%
Lender servicing fee:	1.00%	Estimated return:	13.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Jul-1993	Debt/Income ratio:	58%
Credit score:	640-659 (Nov-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	20 / 17	Length of status:	7y 5m
Amount delinquent:	$0	Total credit lines:	48	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$25,660	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	79%
		Homeownership:	Yes
Screen name:	contract-enchilada6	Borrower's state:	Mississippi	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
bill payoff
Purpose of loan:
This loan will be used to??help with Christmas shopping for my kids and to pay a?bill or?two off.?
My financial situation:
I am a good candidate for this loan because?
I pay my? bills
Monthly net income: $ 2100

Monthly expenses: $?
??Housing: $ 637
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $ 800
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 486945
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.80%

Starting lender yield:	10.51%	Starting borrower rate/APR:	11.51% / 14.73%	Starting monthly payment:	$247.36

Auction yield range:	10.51% - 10.51%	Estimated loss impact:	11.02%
Lender servicing fee:	1.00%	Estimated return:	-0.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Jun-2000	Debt/Income ratio:	2%
Credit score:	740-759 (Dec-2010)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	2 / 1	Length of status:	1y 6m
Amount delinquent:	$0	Total credit lines:	3	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$619	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	3%
		Homeownership:	No
Screen name:	dynamic-peace461	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Want ATM for my small business
Purpose of loan:
This loan will be used to buy an ATM machine to put in my office location. The ATM will be serviced and insured through a provider Automated Systems Incorporated.

My financial situation:
I am a good candidate for this loan because I have a good credit score, solid income, etc.. I could easily pay for this loan myself, but I'm trying to build my credit history to improve my overall credit score.

Monthly net income: $14,000

Monthly expenses: $2200
??Housing: $750
??Insurance: $250
??Car expenses: $500
??Utilities: $100
??Phone, cable, internet: $100
??Food, entertainment: $300
??Clothing, household expenses $200
??Credit cards and other loans: $0
??Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 486961
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.30%

Starting lender yield:	6.65%	Starting borrower rate/APR:	7.65% / 7.99%	Starting monthly payment:	$233.81

Auction yield range:	2.51% - 6.65%	Estimated loss impact:	1.30%
Lender servicing fee:	1.00%	Estimated return:	5.35%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	10	First credit line:	Feb-1999	Debt/Income ratio:	6%
Credit score:	740-759 (Dec-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	5 / 5	Length of status:	3y 3m
Amount delinquent:	$0	Total credit lines:	26	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$250	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	1	Bankcard utilization:	3%
		Homeownership:	No
Screen name:	krink1	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	10 ( 100% )	740-759 (Latest)
Principal borrowed:	$2,700.00	< 31 days late:	0 ( 0% )	740-759 (Dec-2009)
Principal balance:	$1,999.05	31+ days late:	0 ( 0% )
Total payments billed:	10
Description
Building training space for clients
Purpose of loan:
Hi everyone. Thanks for looking. The reason I'm applying for this loan is to build up my personal gym/training space. For the past few years I've been a personal trainer to friends and family. It's always been a passion of mine.? Six months ago?I got fully certified and began training real clients in my spare time.

As of now I have 6 paying clients I train a few times per month. This isn't my regular job and I don?t want it to replace my regular job but it?s just something I?ve always enjoyed doing which happens to put extra money in my pocket. That said though, I do have a chance to expand my current hours and I?m excited about it!

Currently I have 4 clients asking for more hours with me and 2 new clients looking to come on board but it only works if I can do it all in a centralized location. I already have the space and this loan would allow me to set it up and get the basic equipment I need to make it perfect. Really I would want to do this even without the clients but having the clients to pay for it makes it that much better!

My financial situation:
I am a good candidate for this loan for several reasons:

1. I have the assets to do this without the loan. The funds I would allocate for this though are currently tied up in precious metals. With the current state of things, I feel that even at all time highs, I'd rather not sell out of my positions.

2. The business is already lined up. The loan?will pay for itself.??

3. My credit is great and I have no bank debts except the small amount I use and pay off each month. My Prosper rating is AA 10.

4. Finally, this is my second Prosper loan so you can easily check my track record. If you're interested, I'm also a lender. I don't lend much but I keep $400-$500 in the account so I can give a little help to those I feel it could really help out.

Income:
Net pay: Roughly $900/wk (Not including the training which right now is about an extra $1500 monthly)

Expenses:
Rent: $650
Phone: $105
Groceries: $300
Entertainment: $500

In summary? I have the money to pay for the loan if I got in trouble, I don?t have any debt, My credit is great and I hold Prospers highest rating. I?m already active in the Prosper community so I have a visible track record. The loan pays for itself and the business is already there with more on the way. And finally, my regular income easily supports it. Please feel free to ask me any questions if I've missed something. ?

Thank you for looking!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 486967
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	24.00%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$180.94

Auction yield range:	16.51% - 34.00%	Estimated loss impact:	26.01%
Lender servicing fee:	1.00%	Estimated return:	7.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Dec-1991	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	700-719 (Nov-2010)	Inquiries last 6m:	3	Employment status:	Self-employed
Now delinquent:	0	Current / open credit lines:	7 / 5	Length of status:	0y 4m
Amount delinquent:	$0	Total credit lines:	22	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$2,017	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	36%
		Homeownership:	No
Screen name:	cordial-integrity1	Borrower's state:	Florida	Borrower's group:	440+ Supporting Lenders. Get FUNDED @ LOWER % than ANY group
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	10 ( 100% )	700-719 (Latest)
Principal borrowed:	$2,500.00	< 31 days late:	0 ( 0% )	640-659 (Jan-2010)
Principal balance:	$1,940.11	31+ days late:	0 ( 0% )
Total payments billed:	10
Description
Requesting a callback from Prosper
I have faxed, left messages with Mark and emailed and still need a response as I was told to relist (to change my job title) but everything would remain the same-----when I tried to relist it placed me now in a "HR" category when I was "D" one week ago and my salary and credit rating have only increased since my last loan when I was "D" too!!!!??
I am looking for someone at Prosper to correct this asap!

**? NOTED LOAN WAS FULLY FUNDED 2 wks ago & ALL DOCS VERIFIED BY PROSPER, HOWEVER, DUE TO ME BEING PAID VIA CONTRACT/I-9? UNDERWRITING ASKED ME TO RELIST THIS (as my 'employment status' above had to be changed)?**?
(thanking everyone that bid on me the 1st time)

Purpose of loan:
This loan will be used to pay unexpected medical bills.?? Yes, even though you are w/o a gallbladder you still produce stones :(??? & these stones are more risky as they land in the duct near your liver so had unexpected surgery via endoscopy w/ will have one more f/up endoscopy.

My financial situation:
I am a good candidate for this loan because my credit score history has improved since my last loan & I make $20k more a year.? I also am a hard worker as through this ordeal have been working 6 to 7 days week and only missed TWO days for ER and surgery.? AGAIN, MY CREDIT HAS ALREADY BEEN VERIFIED BY PROSPER AFTER I WAS FULLY FUNDED 2 WKS AGO.

Monthly net income: $ 4,000 to $5,000 approximate takehome??? ?(as contractor paid $7,000 to 8,000?mo - so will depend on taxes and deductions)

Monthly expenses:?
??Housing: $ 1,000
??Insurance: $ 150
??Car expenses: $ 200
??Utilities: $ 200
??Phone, cable, internet: $ 90
??Food, entertainment: $ 100
??Clothing, household expenses $ 100 - lost 15 llbs?due to the stones, so now can fit into my 'other' smaller wardrobe (yes, typical female w/ different sizes in her wardrobe)
??Credit cards and other loans: $ 800
??Other expenses: $ 100 student loan
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 486969
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.20%

Starting lender yield:	31.20%	Starting borrower rate/APR:	32.20% / 35.86%	Starting monthly payment:	$327.49

Auction yield range:	13.51% - 31.20%	Estimated loss impact:	15.63%
Lender servicing fee:	1.00%	Estimated return:	15.57%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Aug-2002	Debt/Income ratio:	18%
Credit score:	660-679 (Dec-2010)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	6 / 6	Length of status:	2y 5m
Amount delinquent:	$49	Total credit lines:	17	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$3,455	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	54%
		Homeownership:	Yes
Screen name:	feywill95	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Consolidation
Purpose of loan:
The purpose of this loan is for debt consolidation.

The debt that I have accumulated stems from when I purchased a home 2 years ago. I was a first time homebuyer. I needed items such as appliances, furniture and other items to make my home livable. I didn't have that kind of cash on hand so I ended up using credit. I have been paying each company that I owe on time. It would be wonderful to not have to pay multiple companies at different times of the month and at various interest rates. By obtaining this loan, I would be able to consolidate the debt that I have accumulated into one payment. With help from the wonderful lenders at Prosper, I would finally be able to get rid of this debt for once and for all. It would really give me a great sense of accomplishment as well. I hope one day to become a Prosper lender. I really appreciate you taking the time to consider my loan request.
My financial situation:
I am gainfully employed and have a great stable job. I am also an honest person. I will?pay of this loan within 1.5 to 2 years.

Monthly net income: $ 3800

Monthly expenses: $
??Housing: $ 950
??Insurance: $ 130
??Car expenses: $ 254
??Utilities: $ 150
??Phone, cable, internet: $ 200
??Food, entertainment: $ 50
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 350
??Other expenses: $ 75
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 486975
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	24.00%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 28.50%	Starting monthly payment:	$99.40

Auction yield range:	16.51% - 24.00%	Estimated loss impact:	25.38%
Lender servicing fee:	1.00%	Estimated return:	-1.38%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Feb-2000	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-659 (Dec-2010)	Inquiries last 6m:	0	Employment status:	Self-employed
Now delinquent:	0	Current / open credit lines:	18 / 18	Length of status:	2y 4m
Amount delinquent:	$0	Total credit lines:	49	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$122,032	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	89%
		Homeownership:	Yes
Screen name:	unrelenting-economy	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off high interest credit card
Purpose of loan:
This loan will be used to? consolidate credit card debt and payday loans. I am recently married and adapting to a new lifestyle. We currently have a few oustanding payday loans due to an emergency in our business?with interest rates as high as 1300%. Unreal! That is eating up?$2000-$3000/month in fees alone! The loan will?be used to?pay off those payday loans to free that $2500/month. Any help would be greatly appreciated?

My financial situation:
I am a good candidate for this loan because?I have never missed a payment since my credit profile opened in 2000. This loan will most likely be repayed in less than 6 months?

Monthly net income: $ 10,000

Monthly expenses: $
??Housing: $ 850
??Insurance: $?250
??Car expenses: $ 450????
??Utilities: $ 175
??Phone, cable, internet: $ 50
??Food, entertainment: $ 50
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 3000
??Other expenses: $ 50
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 486979
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	9.80%

Starting lender yield:	26.75%	Starting borrower rate/APR:	27.75% / 31.31%	Starting monthly payment:	$309.21

Auction yield range:	10.51% - 26.75%	Estimated loss impact:	10.47%
Lender servicing fee:	1.00%	Estimated return:	16.28%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Feb-1994	Debt/Income ratio:	24%
Credit score:	680-699 (Dec-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	12 / 10	Length of status:	41y 3m
Amount delinquent:	$0	Total credit lines:	24	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$33,771	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	79%
		Homeownership:	Yes
Screen name:	resplendent-duty9	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	6 ( 100% )	680-699 (Latest)
Principal borrowed:	$10,000.00	< 31 days late:	0 ( 0% )	720-739 (Apr-2010)
Principal balance:	$8,630.99	31+ days late:	0 ( 0% )
Total payments billed:	6
Description
pay down credit cards
Purpose of loan:
This loan will be used to? help pay down some high interest credit cards and pay off some unexpected expenses

My financial situation:
I am a good candidate for this loan because? i have another loan with prosper and have paid as scheduled

Monthly net income: $ 4500

Monthly expenses: $
??Housing:550??Insurance: $ 70
??Car expenses: $ 436payment plus?$80?fuel??Utilities: $400
??Phone, cable, internet: $?160
??Food, entertainment: $ 150
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 700
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 486997
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	3.50%

Starting lender yield:	8.00%	Starting borrower rate/APR:	9.00% / 11.09%	Starting monthly payment:	$477.00

Auction yield range:	3.51% - 8.00%	Estimated loss impact:	3.52%
Lender servicing fee:	1.00%	Estimated return:	4.48%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Sep-1983	Debt/Income ratio:	27%
Credit score:	720-739 (Dec-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	9 / 9	Length of status:	12y 8m
Amount delinquent:	$0	Total credit lines:	17	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$206,613	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	61%
		Homeownership:	Yes
Screen name:	investment-framework9	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off my credit cards
Purpose of loan:
This loan will be used to pay off my credit cards?

My financial situation:
I am a good candidate for this loan because I have no problems paying my current credit cards. I usually pay more than the minimum payment. I just need more of my payments applied to principal than interest.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 486999
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	9.80%

Starting lender yield:	26.75%	Starting borrower rate/APR:	27.75% / 31.31%	Starting monthly payment:	$144.30

Auction yield range:	10.51% - 26.75%	Estimated loss impact:	10.47%
Lender servicing fee:	1.00%	Estimated return:	16.28%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Dec-2005	Debt/Income ratio:	16%
Credit score:	600-619 (Dec-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	8 / 8	Length of status:	3y 6m
Amount delinquent:	$0	Total credit lines:	10	Occupation:	Religious
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$6,163	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	65%
		Homeownership:	No
Screen name:	luciana	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	34 ( 97% )	600-619 (Latest)
Principal borrowed:	$5,250.00	< 31 days late:	1 ( 3% )	600-619 (Jan-2007)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	35
Description
2nd loan here - Debt Consolidation
I'm consolidating my credit card debts and am looking for a $3,500.00 loan.

This is my second time borrowing on Prosper. Last time I succesfully paid off (always on time) $5,250.00.

Both, my husband and I work and have steady income.

Thanks for looking at this listing and please reach out if you have any questions!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 487013
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,400.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	36.60%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 39.46%	Starting monthly payment:	$63.33

Auction yield range:	16.51% - 34.00%	Estimated loss impact:	38.61%
Lender servicing fee:	1.00%	Estimated return:	-4.61%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	1	First credit line:	Sep-1990	Debt/Income ratio:	Not calculated
Credit score:	680-699 (Dec-2010)	Inquiries last 6m:	1	Employment status:	Other
Now delinquent:	0	Current / open credit lines:	1 / 1	Length of status:	15y 3m
Amount delinquent:	$0	Total credit lines:	3	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$0	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Bankcard utilization:	0%
		Homeownership:	No
Screen name:	ICanHearNow86	Borrower's state:	Alabama	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Help paying for Hearing Aid
Purpose of loan:

This loan will be used to?
Help pay off balance we owe for my hearing aid for the left ear we?purchased about two years ago.

We are a?good candidate for this loan because my husband and?I pay our bills on time..?

Our Financial Situation:

Monthly Income:???????????? $6,055.00

? Mortgage:? $1712.00
??Insurance: $ 121.00
??Car expenses: $ 250.00
??Utilities: $ 250.00
??Phone, cable, internet: $ 109.00
??Food, entertainment: $ 350.00
??Clothing, household expenses $ 100.00
? Hearing Aid Loan Payment:? $135.00
??Car Payment? $155.00
??Other expenses: $ 100.00

? Total Expenses for the Month:? $3,282.00

? Balance end of the month:? $2,773.00

??Balance left at end of the month?? $2,908.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 487019
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	36.60%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$135.71

Auction yield range:	16.51% - 34.00%	Estimated loss impact:	38.61%
Lender servicing fee:	1.00%	Estimated return:	-4.61%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	1	First credit line:	Aug-1994	Debt/Income ratio:	31%
Credit score:	660-679 (Nov-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	2	Current / open credit lines:	13 / 10	Length of status:	10y 10m
Amount delinquent:	$3,282	Total credit lines:	30	Occupation:	Clerical
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$7,542	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	5	Bankcard utilization:	99%
		Homeownership:	Yes
Screen name:	angvie	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	29 ( 100% )	660-679 (Latest)
Principal borrowed:	$2,000.00	< 31 days late:	0 ( 0% )	580-599 (Jun-2008)
Principal balance:	$541.78	31+ days late:	0 ( 0% )
Total payments billed:	29
Description
paying for bills
Purpose of loan:
This loan will be used to?pay some bills.?

My financial situation:
I am a good candidate for this loan because? I have a loan with Prosper and I always been current with my payments.

Monthly net income: $ 2,500.00

Monthly expenses: $
??Housing: $ 800.00
??Insurance: $ 75.00
??Car expenses: $ 425.00
??Utilities: $ 100.00
??Phone, cable, internet: $75.00
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $ 150.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 487021
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.95%

Starting lender yield:	8.00%	Starting borrower rate/APR:	9.00% / 11.09%	Starting monthly payment:	$95.40

Auction yield range:	5.51% - 8.00%	Estimated loss impact:	6.07%
Lender servicing fee:	1.00%	Estimated return:	1.93%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Jul-1990	Debt/Income ratio:	12%
Credit score:	700-719 (Dec-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	22 / 17	Length of status:	4y 5m
Amount delinquent:	$0	Total credit lines:	43	Occupation:	Civil Service
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$6,874	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	25%
		Homeownership:	No
Screen name:	active-fairness270	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Consolidation
Purpose of loan:
This loan will be used to pay off higher interest credit cards.

My financial situation:
I am a good candidate for this loan because I have never missed a payment. I also own my own home.? I have had the same job for the past 4-5 years with good expectations to retire there.

Monthly net income: $ 1850

Monthly expenses: $
??Housing: $ 240
??Insurance: $ 80
??Car expenses: $
??Utilities: $ 150
??Phone, cable, internet: $ 80
??Food, entertainment: $ 400
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 150
??Other expenses: $ 50
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 487025
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.30%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 28.50%	Starting monthly payment:	$198.80

Auction yield range:	16.51% - 24.00%	Estimated loss impact:	19.68%
Lender servicing fee:	1.00%	Estimated return:	4.32%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Nov-2001	Debt/Income ratio:	28%
Credit score:	720-739 (Nov-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	8 / 8	Length of status:	3y 6m
Amount delinquent:	$0	Total credit lines:	12	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$3,071	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	98%
		Homeownership:	No
Screen name:	ButterflyOne	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidate and pay-off my debt!
Purpose of loan:
This loan will be used to refinance credit cards and a personal loan. I pay my debts on time, however, my rates have been jacked up over the past year by the credit card companies. Thanks to all who bid on my previous attempt at this loan. I am attempting to reduce my interest costs while paying off debt, so accepting a substantially higher rate would not be very beneficial to me. I am fed up with debt and am working towards being debt free. Looking forward to your questions and hope to pay this wonderful community my interest costs rather than cutthroat financial institutions. My inappropriate usage of credit has been eliminated, now I just need to clean up what I have created. Thanks again to all who bid on my previous listing.

My financial situation:
I am a good candidate for this loan because I have stable income and vow to pay my debts on time. I have additional household financial support if needed, however, I continue to pay my bills on my own and have built a 720+ credit score over the past several years.

Previous listing answer to questions:
Citi Loan $4012 29% Minimum Payment is $164.00:: HSBC Credit Card balance $1500 28.99% Minimum Payment is $52.00:: Kohls $600.00 17.99% Minimum Payment $30.00:: Sears $650 23.00% Minimum Payment $31.00

Monthly net income: $ 1620

Monthly expenses: $
? Insurance: $ 157
? Food, entertainment: $ 50
? Credit cards and other loans: $ 250

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 487027
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.55%

Starting lender yield:	7.00%	Starting borrower rate/APR:	8.00% / 8.34%	Starting monthly payment:	$62.67

Auction yield range:	2.51% - 7.00%	Estimated loss impact:	1.55%
Lender servicing fee:	1.00%	Estimated return:	5.45%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	10	First credit line:	Mar-1983	Debt/Income ratio:	10%
Credit score:	760-779 (Dec-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	5 / 4	Length of status:	14y 1m
Amount delinquent:	$0	Total credit lines:	26	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$135,590	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	4	Bankcard utilization:	66%
		Homeownership:	Yes
Screen name:	immaculate-wampum1	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off items and purchase christma
Purpose of loan:
This loan will be used to pay off gravel purchased for our driveway in addition to buying some Christmas presents.? We have 4 grandchildren and our driveway was flooded out in the May flood.? We had to purchase 5 loads of gravel (we have a long driveway).

My financial situation:
I am a good candidate for this loan because I have owned my home since 1994 and I have been employed at the same location since 1996.? I am hardworking and dependable.? I have about 15 employees I manage and do not plan to go anywhere.? I will be retiring from my current employer.? Therefore, I plan to be there for several more years and that will assure repayment.? A payment of approximately $63 I will have no problem meeting this obligation.

Thank you for any assistance you could give me.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 487031
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.55%

Starting lender yield:	7.00%	Starting borrower rate/APR:	8.00% / 8.34%	Starting monthly payment:	$78.34

Auction yield range:	2.51% - 7.00%	Estimated loss impact:	1.55%
Lender servicing fee:	1.00%	Estimated return:	5.45%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	10	First credit line:	Nov-1995	Debt/Income ratio:	4%
Credit score:	760-779 (Dec-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	2 / 2	Length of status:	7y 1m
Amount delinquent:	$0	Total credit lines:	35	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$807	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	6	Bankcard utilization:	1%
		Homeownership:	No
Screen name:	fantastic-social	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
major purchase
Purpose of loan:
This loan will be used to?
purchase a major appliance
My financial situation:
I am a good candidate for this loan because? Have steady employment 7 plus years. Very little other debt
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 487039
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.55%

Starting lender yield:	7.00%	Starting borrower rate/APR:	8.00% / 8.34%	Starting monthly payment:	$282.03

Auction yield range:	2.51% - 7.00%	Estimated loss impact:	1.55%
Lender servicing fee:	1.00%	Estimated return:	5.45%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	10	First credit line:	Jan-1979	Debt/Income ratio:	11%
Credit score:	740-759 (Dec-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	2	Current / open credit lines:	5 / 5	Length of status:	10y 6m
Amount delinquent:	$378	Total credit lines:	22	Occupation:	Engineer - Chemical
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$34,614	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	65%
		Homeownership:	Yes
Screen name:	restless-payment4	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
home marketing campaign
Purpose of loan:
This loan will be used to? start a marketing campaign to obtain properties from motivated sellers. my company will focus on expired listing, forclosures with large second mortgages and 1st mortgages which can be cures, probate and out of state landlords.
the campaing will include mailing of post cards, letters and unique items. we plan on sending at least 5 mailers to each prospect.
My financial situation:
I am a good candidate for this loan because?i am a go getter. i have a stable and high income position as my primary income. i hate to sit at home and watch TV, i want to be doing something. i have already flipped 3?houses in my IRA the last 18 months?for about $76,000 profit. I want to retire wealthy, i do not trust?social security.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 487045
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.30%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$339.27

Auction yield range:	16.51% - 34.00%	Estimated loss impact:	20.31%
Lender servicing fee:	1.00%	Estimated return:	13.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Jan-2001	Debt/Income ratio:	19%
Credit score:	680-699 (Dec-2010)	Inquiries last 6m:	3	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	12 / 10	Length of status:	5y 6m
Amount delinquent:	$0	Total credit lines:	25	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$57,079	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	95%
		Homeownership:	Yes
Screen name:	Fibrostic	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Finish Riding Arena to allow move
Purpose of loan:
undefinedundefinedundefinedundefined Over 18 months ago my wife and I started a horse barn (her childhood dream).? As we were not sure of the market in the area and had no client base, we decided to rent a facility close to our residence.? Fairy Tale Farm (www.fairytalehorsefarm.com) was born.? Our business has grown much faster than we ever expected and we soon found ourselves looking to expand.? We brought in a full time barn manager who has a degree in equine management, to allow my wife and I to focus on the business side of things and growing the business.? 2 months ago we closed on our dream house that sits on just under 30 acres, about 7 mile from our current facility.? There is a small barn on the property with stalls, and a large but unfinished riding arena.? We desperately need to move to the new facility to allow for a better economy of scale, save on transportation time and costs, as well as have the larger capacity we need.? We have discussed this move with our current clients and will have 100% retention of our current boarders as well as 2 new boarders when we have room. This loan will allow us to finish the arena by buying the footing, and lighting needed to make it functional.

My financial situation:
undefinedundefinedundefinedundefined Our business is booming and we can meet the obligation at our current location, both my wife and I work full time jobs as well.? With buying the house it is hard to get a home equity loan on the facility right now, and our business is under 2 years old, so we do not meet current standard financing regulations.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 487049
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.20%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 41.35%	Starting monthly payment:	$45.24

Auction yield range:	13.51% - 34.00%	Estimated loss impact:	15.77%
Lender servicing fee:	1.00%	Estimated return:	18.23%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Jun-1996	Debt/Income ratio:	12%
Credit score:	660-679 (Nov-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	6 / 6	Length of status:	4y 1m
Amount delinquent:	$287	Total credit lines:	13	Occupation:	Waiter/Waitress
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$4,813	Stated income:	$1-$24,999
Delinquencies in last 7y:	6	Bankcard utilization:	86%
		Homeownership:	Yes
Screen name:	gus	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
pay off credit cards
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 487051
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.30%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$90.47

Auction yield range:	16.51% - 34.00%	Estimated loss impact:	20.31%
Lender servicing fee:	1.00%	Estimated return:	13.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Jul-1992	Debt/Income ratio:	5%
Credit score:	640-659 (Nov-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	4	Current / open credit lines:	2 / 2	Length of status:	1y 4m
Amount delinquent:	$21,251	Total credit lines:	56	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$0	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	35	Bankcard utilization:	0%
		Homeownership:	Yes
Screen name:	rslonake	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Consolidation
Purpose of loan:
Debt Consolidation?

My financial situation:
I am a good candidate for this loan because, although I had some delinquencies in the past, my current financial and employment standing is much stronger.

Please note-- Although I have a large number of open accounts, the majority are student loans currently in deferrment; payments will begin in?3 years.

My wife and I have resided in our current home for over 16 years. We have two children, 15 and 11.

Monthly net income: $ 4,600

Monthly expenses: $
??Housing: $ 1700
??Insurance: $ 200
??Car expenses: $
??Utilities: $ 200
??Phone, cable, internet: $ 250
??Food, entertainment: $ 400
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 225
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 487067
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	24.00%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$135.71

Auction yield range:	16.51% - 34.00%	Estimated loss impact:	26.01%
Lender servicing fee:	1.00%	Estimated return:	7.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Oct-1995	Debt/Income ratio:	Not calculated
Credit score:	700-719 (Dec-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	10 / 10	Length of status:	9y 6m
Amount delinquent:	$0	Total credit lines:	19	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$12,318	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	100%
		Homeownership:	Yes
Screen name:	durable-dime294	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Real estate investment needed
Purpose of loan:
This loan will be used to? help fund a real estate venture I have will some other associates. We currently have 5 properties fully rented out in the area and are looking to get more in this great buyer's economy.

My financial situation:
I am a good candidate for this loan because? I have always made good on any credit I've recieved regardless of my income history, and have never missed or been late on any payments. This money would go a long way to increasing my net worth and future purchasing power.

Monthly net income: $?2,000??

Monthly expenses: $ 1,600
??Housing: $ 400
??Insurance: $ 50
??Car expenses: $ 150
??Utilities: $ 50
??Phone, cable, internet: $ 50
??Food, entertainment: $ 200
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 600
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 487075
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.70%

Starting lender yield:	20.40%	Starting borrower rate/APR:	21.40% / 24.82%	Starting monthly payment:	$568.21

Auction yield range:	7.51% - 20.40%	Estimated loss impact:	9.18%
Lender servicing fee:	1.00%	Estimated return:	11.22%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Feb-1997	Debt/Income ratio:	13%
Credit score:	780-799 (Dec-2010)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	21 / 21	Length of status:	1y 7m
Amount delinquent:	$0	Total credit lines:	54	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$6,483	Stated income:	$100,000+
Delinquencies in last 7y:	4	Bankcard utilization:	38%
		Homeownership:	Yes
Screen name:	hcantrell	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Strategy Stock Trading Algorithm
Purpose of loan:
These funds will be used for funds to purchase stock using a new strategy stock trading algorithm. My company has partnered with one of the largest online brokers and they are providing direct access to their trade servers. Over the past year we have been developing an algorithm that monitors stock trades at a rate you can only imagine. The algorithm is programmed for small wins and stop losses, so that the money will never be lost. We have ran the algorithm on live data simulating trades to predict profit and have an average gain of $4,000/mo on $25k investment. We have also tested this against historical data and have also seen a profit. We are now ready to invest money into this proven business.

My financial situation:
I am a great candidate for this loan because I am well qualified and have the income to back the investment on my own. I have been programming computers for over 14 years for major corporations. I also have a Bachelors? of Science in Business Administration. I also have passed my Series 6 and Series 63 licensing exams for trading. I believe in multiple streams of income so I also hold my life insurance and real estate license.

My full-time job I am the Mobile Platform Architect at the third largest social network in the world. It is a very stable position where I control all mobile development for this company. I make $16,000 a month, and I also own a software company that makes me $5,000 profit a month.

Monthly net income: $ 15000

Monthly expenses: $ 4280
??Housing: $ 1500
??Insurance: $ 80
??Car expenses: $ 300
??Utilities: $ 300
??Phone, cable, internet: $ 500
??Food, entertainment: $ 500
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 500
??Other expenses: $ 500
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 487079
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.30%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 41.35%	Starting monthly payment:	$45.24

Auction yield range:	16.51% - 34.00%	Estimated loss impact:	20.31%
Lender servicing fee:	1.00%	Estimated return:	13.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Sep-2007	Debt/Income ratio:	18%
Credit score:	640-659 (Dec-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	4 / 4	Length of status:	1y 4m
Amount delinquent:	$0	Total credit lines:	4	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$2,131	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Bankcard utilization:	71%
		Homeownership:	No
Screen name:	graceful-penny891	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Repairing car to get to work
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $ 1100

Monthly expenses: $
??Housing: $
??Insurance: $ 100
??Car expenses: $ 75
??Utilities: $ 30
??Phone, cable, internet: $45
??Food, entertainment: $ 100
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 100/month
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 487081
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,200.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.80%

Starting lender yield:	12.50%	Starting borrower rate/APR:	13.50% / 16.76%	Starting monthly payment:	$176.46

Auction yield range:	10.51% - 12.50%	Estimated loss impact:	11.07%
Lender servicing fee:	1.00%	Estimated return:	1.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Oct-1998	Debt/Income ratio:	5%
Credit score:	680-699 (Dec-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	6 / 4	Length of status:	34y 3m
Amount delinquent:	$0	Total credit lines:	11	Occupation:	Professor
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$8,440	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	94%
		Homeownership:	Yes
Screen name:	yield-idol	Borrower's state:	WestVirginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off my credit cards
Purpose of loan:
This loan will be used to? Pay off credit cards before I retire.

My financial situation:
I am a good candidate for this loan because? I pay my debts and have a good payment history.? I am not under great stress in paying my bills now and this would actually decrease teh amount per month for the cards while allowing me to pay them off completely in three years.?

Monthly net income: $? 10800

Monthly expenses: $
??Housing: $?? 2400
??Insurance: $ 100
??Car expenses: $ zero because my two cars are paid off
??Utilities: $ 125
??Phone, cable, internet: $ 57
??Food, entertainment: $? 500
??Clothing, household expenses $ 25
??Credit cards and other loans: $ 1100
??Other expenses: $ 50
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 487085
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.80%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 22.37%	Starting monthly payment:	$274.92

Auction yield range:	10.51% - 18.00%	Estimated loss impact:	11.22%
Lender servicing fee:	1.00%	Estimated return:	6.78%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Jul-1999	Debt/Income ratio:	15%
Credit score:	720-739 (Nov-2010)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	9 / 7	Length of status:	8y 4m
Amount delinquent:	$0	Total credit lines:	39	Occupation:	Police Officer/Corr...
Public records last 12m / 10y:	0/ 2	Revolving credit balance:	$339	Stated income:	$100,000+
Delinquencies in last 7y:	27	Bankcard utilization:	11%
		Homeownership:	Yes
Screen name:	immaculate-bonus5	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
My loan for credit cards
I plan on using this loan to pay off my Credit cards.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 487087
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.20%

Starting lender yield:	14.00%	Starting borrower rate/APR:	15.00% / 18.29%	Starting monthly payment:	$207.99

Auction yield range:	13.51% - 14.00%	Estimated loss impact:	14.80%
Lender servicing fee:	1.00%	Estimated return:	-0.80%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	May-1999	Debt/Income ratio:	8%
Credit score:	680-699 (Dec-2010)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	7 / 5	Length of status:	14y 0m
Amount delinquent:	$0	Total credit lines:	25	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$13,530	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	99%
		Homeownership:	Yes
Screen name:	affluence-bopper	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Plaintif in legal case
Purpose of loan:
This loan will be used to? My wife and I are plaintifs in a legal case for the documented abuse of my step children, we won our first court case now we have to go back, and at this one we expect no change but will ask for defendant to pay laywer fee's, and child support.? This is important to us, we have been making so many sacrifies to ensure the safety of the children.? I will take a second job if I need to.? I just have to give the lawyer about $4,000 to have him completely paid for work to date and then he will have been paid roughly $9,000 and then the rest will be put in a savings to pay him as needed.? I fully expect (nothings a sure thing especially with the legal system) this to continue in our favor as defendat is in contempt of court currently.

My financial situation:
I am a good candidate for this loan because? I have been employed at my job for almost 15 years, I will take a second job if I have too to ensure the safety of the children

Monthly net income: $ 3600

Monthly expenses: $
??Housing: $ 680
??Insurance: $ 120
??Car expenses: $ 0
??Utilities: $ 160
??Phone, cable, internet: $ just?gdowngraded to basic 90.00
??Food, entertainment: $?400
??Clothing, household expenses $
??Credit cards and other loans: $ 400
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 487091
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	36.60%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 23.39%	Starting monthly payment:	$92.91

Auction yield range:	16.51% - 19.00%	Estimated loss impact:	37.66%
Lender servicing fee:	1.00%	Estimated return:	-18.66%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	1	First credit line:	Jan-1993	Debt/Income ratio:	26%
Credit score:	660-679 (Dec-2010)	Inquiries last 6m:	21	Employment status:	Employed
Now delinquent:	3	Current / open credit lines:	25 / 24	Length of status:	1y 8m
Amount delinquent:	$9,993	Total credit lines:	66	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$5,005	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	19	Bankcard utilization:	76%
		Homeownership:	No
Screen name:	undaunted-platinum3	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off old bills
Purpose of loan:
This loan will be used to pay off old bills and get back on my feet again, I have a great job for almost 2 years, I need a little help.

My financial situation:
I am a good candidate for this loan because I work hard at my job and I have always had a solid work history.

Monthly net income: $ 3,000

Monthly expenses: $
??Housing: $ 1150
??Insurance: $ 100
??Car expenses: $ 350?
??Utilities: $ 120
??Phone, cable, internet: $ 68
??Food, entertainment: $?150
??Clothing, household expenses $ 0
??Credit cards and other loans: $?172
??Other expenses: $ 60
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 487097
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.20%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 28.50%	Starting monthly payment:	$119.28

Auction yield range:	13.51% - 24.00%	Estimated loss impact:	15.28%
Lender servicing fee:	1.00%	Estimated return:	8.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Nov-1970	Debt/Income ratio:	Not calculated
Credit score:	720-739 (Nov-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	18 / 15	Length of status:	3y 7m
Amount delinquent:	$0	Total credit lines:	32	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$76,449	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	73%
		Homeownership:	Yes
Screen name:	sweet-justice3	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Never Late in 40 Yrs-Score of 720+
Purpose of loan:
This loan will be used to pay for inventory and advertising expenses for my small business.??

My financial situation:
I am a good candidate for this loan because, as you can see, my first credit line was opened in 1970, and I have never made a late payment in 40 years. My credit score is above 720. I am employed full-time and am also the owner of a small business specializing in retail sales.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 487099
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.20%

Starting lender yield:	31.20%	Starting borrower rate/APR:	32.20% / 35.86%	Starting monthly payment:	$131.00

Auction yield range:	13.51% - 31.20%	Estimated loss impact:	15.63%
Lender servicing fee:	1.00%	Estimated return:	15.57%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Dec-2005	Debt/Income ratio:	>1000%
Credit score:	640-659 (Dec-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	5 / 5	Length of status:	0y 8m
Amount delinquent:	$370	Total credit lines:	8	Occupation:	Food Service
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$46	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Bankcard utilization:	15%
		Homeownership:	Yes
Screen name:	engaging-camaraderi	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Move to another house
Purpose of loan
Move from one house to another????

My financial situation:
I can pay this loan 100%?????

Monthly net income: $ 24.000????????????

Monthly expenses: $
??Housing: $ 360????
??Insurance: $123
??Car expenses: $?50???
??Utilities: $?50
??Phone, cable, internet: $75?????
??Food, entertainment: $ 350
??Clothing, household expenses $50?
??Credit cards and other loans: $ 125
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 487109
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.55%

Starting lender yield:	7.00%	Starting borrower rate/APR:	8.00% / 8.34%	Starting monthly payment:	$470.05

Auction yield range:	2.51% - 7.00%	Estimated loss impact:	1.55%
Lender servicing fee:	1.00%	Estimated return:	5.45%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	10	First credit line:	Jul-1996	Debt/Income ratio:	14%
Credit score:	780-799 (Dec-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	7 / 7	Length of status:	2y 6m
Amount delinquent:	$0	Total credit lines:	10	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$2,859	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	2%
		Homeownership:	No
Screen name:	harbor6	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
So dad can be just dad
Purpose of loan:
I currently owe my dad about $15K for school and various expenses over the years. I tried renting a house with friends to save money on rent, but that backfired on me. Dad didn't expect me to still owe him thousands of dollars six years out of school, and it creates tension between us.

My financial situation:
I can easily make payments of a few hundred dollars a month. I just need a little structure.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 487111
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	24.00%

Starting lender yield:	16.51%	Starting borrower rate/APR:	17.51% / 20.85%	Starting monthly payment:	$269.30

Auction yield range:	16.51% - 16.51%	Estimated loss impact:	24.91%
Lender servicing fee:	1.00%	Estimated return:	-8.40%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Nov-2001	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	660-679 (Dec-2010)	Inquiries last 6m:	0	Employment status:	Self-employed
Now delinquent:	1	Current / open credit lines:	8 / 7	Length of status:	5y 8m
Amount delinquent:	$143	Total credit lines:	22	Occupation:	Religious
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$17,071	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Bankcard utilization:	87%
		Homeownership:	Yes
Screen name:	green-epic-wampum	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Church Development
Purpose of loan:
This loan will be used to complete the construction of a duplex on our church property. We are reaching our community with a food bank, personal development courses, alcohol and chemical treatment services, foster parent support and will use the additional income from renting the duplex to quickly eliminate the remaining balance on our mortgage and this be able to serve our community even more.

My financial situation:
I am a good candidate for this loan because I am extremely cautious with money.? I am single and have minimal expenses. I am a consistent saver and with the exception of a mortgage and a small credit card I am debt free.?

Monthly net income: $ 3450

Monthly expenses: $
??Housing: $ 200
??Insurance: $ 100
??Car expenses: $ 150
??Utilities: $
??Phone, cable, internet: $ 34
??Food, entertainment: $ 400
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 85
??Other expenses: $ 1160
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 487115
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.30%

Starting lender yield:	26.00%	Starting borrower rate/APR:	27.00% / 30.54%	Starting monthly payment:	$102.06

Auction yield range:	16.51% - 26.00%	Estimated loss impact:	19.80%
Lender servicing fee:	1.00%	Estimated return:	6.20%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Jan-2005	Debt/Income ratio:	29%
Credit score:	600-619 (Nov-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	9 / 9	Length of status:	8y 5m
Amount delinquent:	$0	Total credit lines:	37	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$4,061	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	88%
		Homeownership:	No
Screen name:	artezia	Borrower's state:	Illinois	Borrower's group:	BuildingTree
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	33 ( 92% )	600-619 (Latest)
Principal borrowed:	$2,350.00	< 31 days late:	3 ( 8% )	600-619 (Aug-2009) 540-559 (Oct-2007) 540-559 (Sep-2007) 540-559 (Aug-2007)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	36
Description
PAY OFF CC?S TO IMPOVE CREDIT
Purpose of the loan:This loan will be used to? To pay off my three credit cards to improve my credit rating because I am planning on purchasing my first home next year. This loan I hope will boost my credit rating after the cards are paid off which will allow me to purchase a home with a normal interest rate.
My financial situation: I am trying to get my credit on track pay off two of my cards and keep just my capital one card. I am a good candidate for this loan because? I am a Leander and a borrower here on the prosper market place. My prosper loan is now paid in full and since my payments in the past have always been on time (except when I had to open a new account at the same bank because of unauthorized charges to my old account) I am hoping the prosper lenders will bid towards a lower interest rate so I can get this loan. I feel I have proved my credit worthiness here on Prosper by repaying my current loan on time every month so I am looking for a break in the interest charge so I will not have to pay the 35% I am forced to start with because of my credit rating... I feel I have earned the right for a lower amount and I will pay every dime on time every month. So leaders will not lose bidding on me... I will pay on time every month.
Monthly net income: $ 2200

Monthly expenses: $
Housing: $ 800.00
Insurance: $ 0
Car expenses: $ 0
Utilities: $ 125.00
Phone, cable, internet: $ 120
Food, entertainment: $ 200
Clothing, household expenses $ 150
Credit cards and other loans: $ 225
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 487121
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,970.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.30%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$89.12

Auction yield range:	16.51% - 34.00%	Estimated loss impact:	20.31%
Lender servicing fee:	1.00%	Estimated return:	13.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Aug-1997	Debt/Income ratio:	19%
Credit score:	640-659 (Dec-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	7	Current / open credit lines:	11 / 6	Length of status:	2y 9m
Amount delinquent:	$24,089	Total credit lines:	51	Occupation:	Attorney
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$298	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	40	Bankcard utilization:	37%
		Homeownership:	Yes
Screen name:	starvinglawyer	Borrower's state:	Oklahoma	Borrower's group:	HARD MONEY LOANS
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
HELP me get back on my feet!
Purpose of loan:
This loan will be used to pay off extremely high interest payday loans.? I am currently paying over $400 per paycheck in fees alone on these debts.

My financial situation:
I am a good candidate for this loan because I have a stable income and have learned from past mistakes and am ready to move forward with my life.? I have made payment arrangements on all delinquent accounts and am making payments to them on a monthly basis as agred.? My past financial health is not so good and I am not proud of that.? However, I am trying to put the past behind me and get a new start.

Monthly net income: $ 3462 (me) + $1200 (spouse) = $4662

Monthly expenses: $ 3960
??Housing: $ 854
??Insurance: $?258
??Car expenses: $ 213
??Utilities: $ 200
??Phone, cable, internet: $ 100
??Food, entertainment: $?200
??Clothing, household expenses $?25
??Credit cards and other loans: $ 1600
??Other expenses: $ 460 (daycare)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 487123
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.80%

Starting lender yield:	11.00%	Starting borrower rate/APR:	12.00% / 15.23%	Starting monthly payment:	$249.11

Auction yield range:	10.51% - 11.00%	Estimated loss impact:	11.03%
Lender servicing fee:	1.00%	Estimated return:	-0.03%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Jul-1996	Debt/Income ratio:	7%
Credit score:	680-699 (Dec-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	9 / 9	Length of status:	4y 3m
Amount delinquent:	$0	Total credit lines:	37	Occupation:	Executive
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$13,413	Stated income:	$100,000+
Delinquencies in last 7y:	14	Bankcard utilization:	79%
		Homeownership:	Yes
Screen name:	graceful-treasure7	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off cards
Purpose of loan:
This loan will be used to pay off?high interest credit cards?

My financial situation:
I am a good candidate for this loan because my debt to income ratio is very low
Monthly net income: $ 12000

Monthly expenses: $
??Housing: $ 1500
??Insurance: $ 110
??Car expenses: $ 219
??Utilities: $ 200
??Phone, cable, internet: $ 114
??Food, entertainment: $ 600
??Clothing, household expenses $ 300
??Credit cards and other loans: $?250
??Other expenses: $
Information in the Description is not verified.